UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-8352

LKCM Funds
(Exact name of registrant as specified in charter)

c/o Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102
(Address of principal executive offices) (Zip code)

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006
(Name and address of agent for service)

1-800-688-LKCM and 1-800-423-6369
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2013

Item 1. Reports to Stockholders.

LKCM
FUNDS

LKCM Small Cap Equity Fund
LKCM Small-Mid Cap Equity Fund
LKCM Equity Fund
LKCM Balanced Fund
LKCM Fixed Income Fund

Annual Report
December 31, 2013

Dear Fellow Shareholders:

We report the following performance information for the LKCM Funds:

						Five Year	Ten Year	Avg.
					One Year	Average	Average	Annual
					Total	Annualized	Annualized	Total
			Net	Gross	Return	Return	Return	Return
	Inception	NAV @	Expense	Expense	Ended	Ended	Ended	Since
Funds	Dates	12/31/13	Ratio*, **	Ratio**	12/31/13	12/31/13	12/31/13	Incept.
LKCM Equity Fund -
Institutional Class	1/3/96	$22.44	0.81%	0.97%	30.74%	18.51%	8.46%	8.64%
S&P 500® Index1					32.39%	17.94%	7.41%	8.23%
LKCM Small Cap Equity Fund -
Institutional Class	7/14/94	$28.33	N/A	0.95%	35.11%	22.15%	10.24%	11.84%
Russell 2000® Index2					38.82%	20.08%	9.07%	9.79%
LKCM Small Cap Equity Fund -
Adviser Class	6/5/03	$27.43	N/A	1.20%	34.81%	21.85%	9.96%	11.44%
Russell 2000® Index2					38.82%	20.08%	9.07%	10.69%
LKCM Small-Mid Cap Equity Fund -
Institutional Class	5/2/11	$12.97	1.01%	1.19%	33.99%	N/A	N/A	10.21%
Russell 2500® Index3					36.80%	N/A	N/A	13.58%
LKCM Balanced Fund	12/30/97	$19.63	0.80%	1.10%	23.18%	14.09%	7.80%	6.49%
S&P 500® Index1					32.39%	17.94%	7.41%	6.03%
Barclays U.S. Intermediate
Government/Credit Bond Index4					-0.86%	3.96%	4.09%	5.16%
LKCM Fixed Income Fund	12/30/97	$10.91	0.65%	0.71%	0.07%	5.21%	4.34%	4.97%
Barclays U.S. Intermediate
Government/Credit Bond Index4					-0.86%	3.96%	4.09%	5.16%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*
The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund to maintain designated expense ratios through April 30, 2014.  This expense limitation excludes interest, taxes, brokerage commissions, costs related to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance reflects fee waivers, if any, in effect. In the absence of such waivers, total return would be reduced.  Investment performance is based upon the net expense ratio.

**
Expense ratios above are as of December 31, 2012, the Funds’ prior fiscal year end, as reported in the Funds’ current prospectus. Expense ratios reported for other periods in the financial highlights of this report for the Funds’ fiscal year ended December 31, 2013 may differ.

1
The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2	The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index.
3	The Russell 2500 Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index.
4
The Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

Note: These indices defined above are not available for direct investment and the index performance therefore does not include expenses.

2013 Review

A substantial revaluation of equities occurred in 2013, as future corporate earnings expectations moved modestly higher and economic data broadly improved through the year.  Last minute maneuvering to preserve most of the Bush-era tax cuts prevented the economy from tumbling over the “fiscal cliff”, as many feared starting off the year, providing a sound base for early 2013.  The economy then successfully met several challenges throughout the year, including the government shutdown that threatened debt ratings, sequestration, and Federal Reserve commentary that it would reduce asset purchases.

During the second half of 2013, it became apparent that the global economic recovery was self-sustaining.  Domestically, the private sector has largely delivered and appears to have ample capacity to relever as economic growth accelerates.  We believe the primary threats to the public sector, including the “fiscal cliff” and potential missed debt payments, have been navigated.  Thus far, the European Union has contained sovereign stress, and the Eurozone economy is once again expanding, although very modestly.  In 2013, Japan took significant steps to reverse the corrosive effects of deflationary policies and has seen some reversal in stagflation.  In sum, it appears economic growth is once again global.  We believe that one area of concern is the emerging markets, where credit conditions are tightening further.  In our view, the significant, multi-year commodity bull market appears to have built up excesses in select emerging economies.

2014 Outlook

Following strong equity market returns in 2012 and 2013, we remain bullish on equities in 2014.  We believe that stronger global growth, healthy consumer balance sheets, lower fiscal drag, and accelerating capital investment should support this higher level of corporate earnings growth.

A convenient framework for thinking about economic data is to classify data based on its relationship to the performance of the economy.  Much of 2012 and 2013 were marked by strong performance in leading economic indicators such as consumer confidence, housing, and the equity market.  In fact, all ten of the components of The Conference Board Leading Economic Index® improved in 2013.  The framework suggests that 2014 should be marked by gains in coincident economic indicators, including employment, industrial production, capital spending, and corporate earnings growth.  We believe a pick-up in lagging indicators, or economic warning flags, such as wage inflation, core inflation, and a higher federal funds interest rate is unlikely to emerge this year.

There are always challenges that must be navigated and a partial list of concerns that we are watching includes the potential for a hard economic landing in China, peak corporate profit margins, and rancorous budget/debt ceiling negotiations.  The new year also brings an interesting shift in the composition of the Federal Open Market Committee, which will exchange three dovish and one hawkish member for one dovish and three hawkish members. Although the new chairman, Janet Yellen, will set the tone, the new composition of the Federal Open Market Committee may be slightly more vocal than the previous committee.  In the Eurozone, fiscal deficits in the periphery remain high, and the public debt/gross domestic product ratio appears yet to peak.  Domestically, we believe an increase in interest rates is on the horizon, and some investors highlight this as a potential risk to equity valuations.

Our research shows that the specter of higher interest rates need not be a headwind for equities.  When interest rates are low historically (i.e., below 6%), we have found there has been a correspondingly positive correlation between higher interest rates and higher price-to-equity ratios.  In our view, this relationship is due to low bond yields and interest rates being associated with either weak economic growth and/or low inflation – both making equities relatively less attractive.  Therefore, we believe a rise in interest rates resulting from stronger economic growth should not present a significant headwind to current earnings multiples in our view.

With regard to fixed income, we remain very cautious in relation to term premium and believe that bond portfolios should remain short in duration.  We have previously discussed the notion of a rotation away from fixed income and into equities as interest rates begin to rise.  Bond mutual funds shifted from net inflows to net outflows in June of 2013, and monthly flows were negative through December 2013, ending the year with a net outflow of $78.5 billion.  Conversely, equity mutual funds saw net inflows of $158.8 billion in 2013.  We believe this trend is likely to continue as both institutional and retail investors again discover equities as an asset class and bond returns remain anemic.

Equity returns were much higher in 2013 than many investors initially anticipated, as sound corporate earnings, accelerating Gross Domestic Product (GDP) growth, ample liquidity, and the improving job market led to significant earnings multiple expansion.  We believe each of these tailwinds should remain in place for 2014, and we remain optimistic about equities.  Alternatively, we believe the fixed income market is likely to remain less attractive as interest rates likely end the year higher.  We anticipate 2014 will be a year of investment by corporations which have record levels of cash and have underinvested in plant, property, and equipment during this cycle.  Gradually improving housing and job creation should continue to support consumer spending.

LKCM Equity Fund

The LKCM Equity Fund posted strong returns for the year ended December 31, 2013, advancing 30.74% against the 32.39% return for the S&P 500 Index, the Fund’s benchmark.  The Fund had meaningful, positive attribution from securities selection in the Consumer Discretionary, Energy and the Financials sectors relative to the benchmark, which was offset by relative underperformance from securities selection in the Information Technology sector.  The biggest positive contribution in sector allocation relative to the benchmark came from our decision to overweight the Industrials sector and underweight the Utilities sector.  A higher cash balance detracted from the Fund’s relative performance as well as our sector allocations in the Materials and Financials sectors.   We believe that the Fund’s concentration on companies that we view as higher quality can continue to add value for the Fund and its shareholders.

LKCM Small Cap Equity Fund

The LKCM Small Cap Equity Fund – Institutional Class posted strong returns for the year ended December 31, 2013, advancing 35.11% against the 38.82% return for the Russell 2000 Index, the Fund’s benchmark.  For the year, our sector allocation decisions were additive to the Fund’s relative performance while our stock selection decisions detracted from the Fund’s performance.  Our stocks in all sectors contributed positively to the Fund’s results and the relative performance of our Financials sector stocks was a big contributor.  Stock selection weakness relative to the benchmark in the Consumer Discretionary, Energy and Industrials sectors detracted from our relative performance. Being underweight the underperforming Financials sector and the lagging Utilities sector benefitted our sector allocation decisions relative to the benchmark.  Overall, we are pleased with the Fund’s absolute and relative returns as our focus on companies that meet our stringent investment criteria enabled the Fund to keep up with the benchmark in this strong market.

LKCM Small-Mid Cap Equity Fund

The LKCM Small-Mid Cap Equity Fund posted strong returns for the year ended December 31, 2013, advancing 33.99% against the 36.80% return for the Russell 2500 Index, the Fund’s benchmark.  For the year, our sector allocation decisions were additive to the Fund’s relative performance while our stock selection decisions detracted from the Fund’s performance.  Our stocks in all sectors contributed positively to the Fund’s results and the relative performance of our Financials sector stocks was a big contributor.  Stock selection weakness relative to the benchmark in the Information Technology, Energy and Materials sectors detracted from our relative performance.  Being overweight the outperforming Industrials sector and underweight the lagging Utilities sector benefitted our sector allocation decisions relative to the benchmark.  Overall, we are pleased with the Fund’s absolute and relative returns as our focus on companies that meet our stringent investment criteria enabled the Fund to keep up with the benchmark in this strong market.

LKCM Balanced Fund

The LKCM Balanced Fund advanced 23.18% for the year ended December 31, 2013 against the 32.39% return for the S&P 500 Index and the -0.86% return for the Barclays Intermediate Government/Credit Bond Index.  The Fund maintained its long-standing strategy of investing in a blend of equity and fixed income securities during the year.  The Fund’s performance was largely driven by equities in 2013, with each equity sector represented in the Fund generating positive returns.  Stock selection in the Energy and Consumer Discretionary sectors contributed to the Fund’s relative performance, which was offset by stock selection in the Information Technology sector.   Despite the rising interest rate environment during the year, the Fund’s focus on investment grade corporate bonds with short-to-intermediate term maturities helped contribute to positive returns in the fixed income sector.  We believe the Fund is well-positioned for the equity and fixed income environment in the upcoming year.

LKCM Fixed Income Fund

The LKCM Fixed Income Fund returned 0.07% during the year ended December 31, 2013 against the -0.86% return of the Barclays Intermediate Government/Credit Bond Index, the Fund’s benchmark.  The year was challenging for fixed income investors as bond prices declined and interest rates rose across the term structure as the yield curve steepened. The Fund’s overweighing in the corporate bond sector, relative to the benchmark, was additive to performance as credit spreads tightened in the second half of the year and corporate bonds outperformed government bonds.  Within the corporate bond sector, the Fund’s largest weighting was in Financials sector, which was the sole positive performer of the economic subsectors within the benchmark.  In addition, the Fund’s relative exposure to credits in the BBB sector was also additive to performance as this sector was the only investment grade rating category within the benchmark to produce positive returns for the year.  During the rising rate environment experienced last year, the Fund’s 3.0 year defensive duration posture, versus 3.8 years for the benchmark, reduced volatility as rates rose and shorter duration issues outperformed their longer duration counterparts.

J. Luther King, Jr., CFA, CIC
February 11, 2014

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 15-28 of the report for more information on Fund holdings.  Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk.  Principal loss is possible.  Past performance is not a guarantee of future results.  Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is greater for longer-term debt securities.  These risks are discussed in the Fund’s summary and statutory prospectuses.

Current and future portfolio holdings are subject to risk.

Earnings growth is not a measure of the Fund’s future performance.

Conference Board Leading Economic Index is an American economic leading indicator intended to forecast future economic activity.

Correlation is a statistical measure of how two securities move in relation to each other.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Small Cap Equity Fund as of December 31, 2013 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2013)

	Past	Past	Past	Since
	1 Year	5 Years(1)	10 Years(1)	Inception(1)(2)
LKCM Small Cap Equity Fund – Institutional Class	35.11%	22.15%	10.24%	11.84%
Russell 2000 Index	38.82%	20.08%	9.07%	9.79%
Lipper Small-Cap Core Funds Index	36.13%	20.75%	9.33%	10.78%
(1)    Annualized.
(2)    July 14, 1994

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL CAP EQUITY FUND – INSTITUTIONAL CLASS
(for the ten years ended December 31, 2013)

The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000 Index.

The Lipper Small-Cap Core Funds Index is an index of small cap core mutual funds tracked by Lipper, Inc.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2013)

	Past	Past	Past	Since
	1 Year	5 Years(1)	10 Years(1)	Inception(1)(2)
LKCM Small Cap Equity Fund – Adviser Class	34.81%	21.85%	9.96%	11.44%
Russell 2000 Index	38.82%	20.08%	9.07%	10.69%
Lipper Small-Cap Core Funds Index	36.13%	20.75%	9.33%	11.21%
(1)    Annualized.
(2)    June 5, 2003

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL CAP EQUITY FUND – ADVISER CLASS
(for the ten years ended December 31, 2013)

The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000 Index.

The Lipper Small-Cap Core Funds Index is an index of small cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Small-Mid Cap Equity Fund as of December 31, 2013 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses.  One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2013)

	Past	Since
	1 Year	Inception(1)(2)
LKCM Small-Mid Cap Equity Fund – Institutional Class	33.99%	10.21%
Russell 2500 Index	36.80%	13.58%
Lipper Small-Cap Core Funds Index	36.13%	12.72%
(1)    Annualized.
(2)    May 2, 2011

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL-MID CAP EQUITY FUND – INSTITUTIONAL CLASS
(for the period from May 2, 2011 to December 31, 2013)

The Russell 2500 Index is an unmanaged index consisting of the 2,500 smallest companies in the Russell 3000 Index.

The Lipper Small-Cap Core Funds Index is an index of small cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Equity Fund as of December 31, 2013 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2013)

	Past	Past	Past	Since
	1 Year	5 Years(1)	10 Years(1)	Inception(1)(2)
LKCM Equity Fund – Institutional Class	30.74%	18.51%	8.46%	8.64%
S&P 500 Index	32.39%	17.94%	7.41%	8.23%
Lipper Large-Cap Core Funds Index	31.82%	17.07%	6.71%	7.32%
(1)    Annualized.
(2)    January 3, 1996

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM EQUITY FUND – INSTITUTIONAL CLASS
(for the ten years ended December 31, 2013)

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Lipper Large-Cap Core Funds Index is an index of large cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Balanced Fund as of December 31, 2013 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2013)

	Past	Past	Past	Since
	1 Year	5 Years(1)	10 Years(1)	Inception(1)(2)
LKCM Balanced Fund	23.18%	14.09%	7.80%	6.49%
Barclays U.S. Intermediate Government/Credit Bond Index	-0.86%	3.96%	4.09%	5.16%
S&P 500 Index	32.39%	17.94%	7.41%	6.03%
Lipper Mixed-Asset Target Allocation Growth Funds Index	20.33%	14.09%	6.76%	6.18%
(1)    Annualized.
(2)    December 30, 1997

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM BALANCED FUND
(for the ten years ended December 31, 2013)

The Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index consisting of funds tracked by Lipper, Inc. that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Fixed Income Fund as of December 31, 2013 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2013)

	Past	Past	Past	Since
	1 Year	5 Years(1)	10 Years(1)	Inception(1)(2)
LKCM Fixed Income Fund	0.07%	5.21%	4.34%	4.97%
Barclays U.S. Intermediate Government/Credit Bond Index	-0.86%	3.96%	4.09%	5.16%
Lipper Short Intermediate Investment-Grade Debt Funds Index	-0.15%	5.22%	3.68%	4.56%
(1)    Annualized.
(2)    December 30, 1997

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM FIXED INCOME FUND
(for the ten years ended December 31, 2013)

The Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Short Intermediate Investment-Grade Debt Funds Index is an index of short intermediate investment grade mutual funds tracked by Lipper, Inc.

LKCM Funds Expense Example — December 31, 2013

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/13-12/31/13).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Small-Mid Cap Equity, Equity, Balanced and Fixed Income Funds within 30 days of purchase, unless otherwise determined by the Funds in their discretion. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Small Cap Equity Fund – Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/13	12/31/13	7/1/13 – 12/31/13
Actual	$1,000.00	$1,206.50	$5.23
Hypothetical (5% return before expense)	$1,000.00	$1,020.47	$4.79

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Small Cap Equity Fund – Adviser Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/13	12/31/13	7/1/13 –12/31/13
Actual	$1,000.00	$1,205.00	$6.61
Hypothetical (5% return before expense)	$1,000.00	$1,019.21	$6.06

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Small-Mid Cap Equity Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/13	12/31/13	7/1/13 – 12/31/13
Actual	$1,000.00	$1,232.90	$5.63
Hypothetical (5% return before expense)	$1,000.00	$1,020.16	$5.09

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Equity Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/13	12/31/13	7/1/13 –12/31/13
Actual	$1,000.00	$1,162.90	$4.36
Hypothetical (5% return before expense)	$1,000.00	$1,021.17	$4.08

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Balanced Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/13	12/31/13	7/1/13 – 12/31/13
Actual	$1,000.00	$1,126.50	$4.29
Hypothetical (5% return before expense)	$1,000.00	$1,021.17	$4.08

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Fixed Income Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/13	12/31/13	7/1/13 – 12/31/13
Actual	$1,000.00	$1,010.20	$3.29
Hypothetical (5% return before expense)	$1,000.00	$1,021.93	$3.31

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Funds — December 31, 2013

Percentages represent market value as a percentage of total investments.

LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund

LKCM Equity Fund	LKCM Balanced Fund

LKCM Fixed Income Fund

LKCM Small Cap Equity Fund
Schedule of Investments
December 31, 2013

COMMON STOCKS - 99.8%	Shares	Value
Aerospace & Defense - 2.6%
Hexcel Corporation (a)	314,320	$14,046,961
Teledyne Technologies Incorporated (a)	150,275	13,804,261
		27,851,222
Auto Components - 0.7%
Group 1 Automotive, Inc.	111,055	7,887,126

Automobiles - 1.3%
Thor Industries, Inc.	260,777	14,402,714

Banks - 10.5%
BancorpSouth, Inc.	654,754	16,643,847
Columbia Banking System, Inc.	500,250	13,761,877
Community Bank System, Inc.	355,705	14,114,374
First Horizon National Corporation	766,180	8,925,997
Hancock Holding Company	268,550	9,850,414
Hanmi Financial Corporation	149,300	3,268,177
Home Bancshares Inc.	502,565	18,770,803
Prosperity Bancshares, Inc.	214,465	13,594,936
Texas Capital Bancshares, Inc. (a)	245,625	15,277,875
		114,208,300
Biotechnology - 1.0%
EXACT Sciences Corporation (a)	894,860	10,460,913

Building Products - 1.0%
Armstrong World Industries, Inc. (a)	185,582	10,691,379

Capital Markets - 1.1%
Evercore Partners Inc. - Class A	207,440	12,400,763

Chemicals - 1.1%
PolyOne Corporation	350,850	12,402,547

Communications Equipment - 5.7%
Allot Communications Ltd. (a) (b)	536,930	8,139,859
Ciena Corporation (a)	654,225	15,655,604
Infinera Corporation (a)	1,027,230	10,046,309
IXIA (a)	313,885	4,177,809
Loral Space & Communications Inc. (a)	126,905	10,276,767
NICE Systems Limited - ADR (b)	218,795	8,961,843
Sonus Networks, Inc. (a)	1,405,930	4,428,680
		61,686,871
Construction & Engineering - 0.6%
Primoris Services Corporation	200,105	6,229,269

Construction Materials - 0.8%
Headwaters Incorporated (a)	861,170	8,430,854

Consumer Finance - 1.2%
First Cash Financial Services, Inc. (a)	208,061	12,866,492

Containers & Packaging - 1.2%
Greif, Inc. - Class A	256,145	13,421,998

Diversified Consumer Services - 1.7%
DeVry Education Group Inc.	155,605	5,523,978
Hillenbrand, Inc.	459,935	13,531,288
		19,055,266
Diversified Financial Services - 2.2%
HFF, Inc. - Class A (a)	478,680	12,852,558
MarketAxess Holdings Inc.	163,810	10,953,975
		23,806,533
Diversified Telecommunication Services - 0.8%
Ruckus Wireless, Inc. (a)	622,410	8,838,222

Electrical Equipment & Instruments - 2.9%
Belden Inc.	244,325	17,212,696
Franklin Electric Co., Inc.	331,870	14,814,677
		32,027,373
Electronic Equipment & Instruments - 0.5%
Coherent, Inc. (a)	75,510	5,617,189

Energy Equipment & Services - 0.7%
Atwood Oceanics, Inc. (a)	151,170	8,070,966

Food & Drug Retailing - 1.5%
Casey’s General Stores, Inc.	185,987	13,065,587
The Chefs’ Warehouse, Inc. (a)	97,304	2,837,384
		15,902,971
Health Care Equipment & Supplies - 6.8%
Cyberonics, Inc. (a)	224,370	14,698,479
DexCom Inc. (a)	494,595	17,513,609
Endologix, Inc. (a)	747,913	13,043,603
MWI Veterinary Supply, Inc. (a)	109,150	18,619,898
The Spectranetics Corporation (a)	413,023	10,325,575
		74,201,164
Health Care Providers & Services - 2.1%
Acadia Healthcare Company, Inc. (a)	117,675	5,569,558
Team Health Holdings, Inc. (a)	391,490	17,832,369
		23,401,927
Hotels, Restaurants & Leisure - 1.9%
Bloomin’ Brands, Inc. (a)	374,760	8,997,988
Orient-Express Hotels Ltd -
Class A (a) (b)	761,932	11,512,792
		20,510,780
Household Durables - 1.3%
Ethan Allen Interiors Inc.	204,325	6,215,567
Select Comfort Corporation (a)	358,050	7,551,274
		13,766,841
Industrial Conglomerates - 0.9%
Raven Industries, Inc.	248,200	10,210,948

Insurance - 1.8%
AmTrust Financial Services, Inc.	223,245	7,297,879
Endurance Specialty Holdings Ltd. (b)	209,255	12,276,991
		19,574,870
Internet Software & Services - 2.1%
Euronet Worldwide, Inc. (a)	250,415	11,982,358
LogMeIn, Inc. (a)	332,925	11,169,634
		23,151,992

The accompanying notes are an integral part of these financial statements.

LKCM Small Cap Equity Fund
Schedule of Investments, Continued
December 31, 2013

COMMON STOCKS	Shares	Value
IT Consulting & Services - 2.9%
Acxiom Corporation (a)	550,345	$20,351,758
Sapient Corporation (a)	661,570	11,484,855
		31,836,613
Leisure Equipment & Products - 2.0%
Arctic Cat Inc.	153,740	8,760,105
Pool Corporation	225,485	13,109,698
		21,869,803
Machinery - 7.5%
Actuant Corporation - Class A	351,880	12,892,883
Barnes Group Inc.	358,800	13,745,628
Chart Industries, Inc. (a)	94,245	9,013,592
Harsco Corporation	302,410	8,476,552
The Manitowoc Company, Inc.	605,175	14,112,681
The Middleby Corporation (a)	58,695	14,085,039
TriMas Corporation (a)	227,075	9,058,022
		81,384,397
Marine - 0.9%
Diana Shipping Inc. (a) (b)	708,105	9,410,716

Media - 1.2%
Cinemark Holdings, Inc.	384,260	12,807,386

Metals & Mining - 2.1%
Carpenter Technology Corporation	143,320	8,914,504
Commercial Metals Company	673,290	13,687,986
		22,602,490
Oil & Gas & Consumable Fuels - 4.2%
Approach Resources Inc. (a)	397,183	7,661,660
Athlon Energy Inc. (a)	505,940	15,304,685
Bill Barrett Corporation (a)	203,345	5,445,579
Kodiak Oil & Gas Corporation (a) (b)	867,965	9,729,888
Sanchez Energy Corporation (a)	328,743	8,057,491
		46,199,303
Pharmaceuticals - 1.8%
Akorn, Inc. (a)	786,939	19,382,308

Semiconductor Equipment & Products - 0.9%
Rambus Inc. (a)	1,060,695	10,044,782

Software - 8.3%
ACI Worldwide, Inc. (a)	246,445	16,018,925
Aspen Technology, Inc. (a)	354,790	14,830,222
Bottomline Technologies (de) Inc. (a)	391,490	14,156,279
Interactive Intelligence Group, Inc. (a)	252,740	17,024,566
IntraLinks Holdings, Inc. (a)	816,369	9,886,229
Mentor Graphics Corporation	405,190	9,752,923
Pegasystems Inc.	169,723	8,346,977
		90,016,121
Specialty Retail - 2.4%
DSW Inc. - Class A	205,665	8,788,066
Genesco Inc. (a)	79,465	5,805,713
Guess?, Inc.	361,860	11,242,990
		25,836,769
Textiles, Apparel & Luxury Goods - 5.0%
Fifth & Pacific Companies, Inc. (a)	593,175	19,023,122
Oxford Industries, Inc.	171,145	13,806,267
Skechers U.S.A., Inc. - Class A (a)	248,090	8,219,222
Wolverine World Wide, Inc.	390,640	13,266,134
		54,314,745
Thrifts & Mortgage Finance - 0.7%
Capitol Federal Financial Inc.	672,980	8,149,788

Trading Companies & Distributors - 3.9%
Applied Industrial Technologies, Inc.	237,080	11,638,257
Beacon Roofing Supply, Inc. (a)	150,145	6,047,841
MRC Global Inc. (a)	277,960	8,966,989
WESCO International, Inc. (a)	168,680	15,361,688
		42,014,775
TOTAL COMMON STOCKS
(Cost $721,720,988)		1,086,947,486

SHORT-TERM INVESTMENT - 0.3%
Money Market Fund (c) - 0.3%
Federated Government Obligations Fund -
Institutional Shares, 0.01%	2,671,224	2,671,224

TOTAL SHORT-TERM INVESTMENT
(Cost $2,671,224)		2,671,224

Total Investments - 100.1%
(Cost $724,392,212)		1,089,618,710
Liabilities in Excess of Other Assets - (0.1)%		(859,160)
TOTAL NET ASSETS - 100.0%		$1,088,759,550

ADR  American Depository Receipt.
(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM Small-Mid Cap Equity Fund
Schedule of Investments
December 31, 2013

COMMON STOCKS - 96.9%	Shares	Value
Aerospace & Defense - 7.0%
B/E Aerospace, Inc. (a)	115,835	$10,081,120
Hexcel Corporation (a)	226,580	10,125,861
Teledyne Technologies Incorporated (a)	57,605	5,291,595
		25,498,576
Banks - 8.7%
Comerica Incorporated	180,955	8,602,600
First Horizon National Corporation	320,770	3,736,971
Prosperity Bancshares, Inc.	118,135	7,488,578
Texas Capital Bancshares, Inc. (a)	105,125	6,538,775
Zions Bancorporation	180,830	5,417,667
		31,784,591
Biotechnology - 1.4%
Covance Inc. (a)	58,330	5,136,540

Building Products - 1.6%
Armstrong World Industries, Inc. (a)	99,170	5,713,184

Capital Markets - 4.1%
Affiliated Managers Group, Inc. (a)	35,005	7,591,885
E*Trade Financial Corporation (a)	372,210	7,310,204
		14,902,089
Chemicals - 3.1%
FMC Corporation	72,545	5,474,246
PolyOne Corporation	166,200	5,875,170
		11,349,416
Communications Equipment - 3.9%
Ciena Corporation (a)	357,535	8,555,812
Finisar Corporation (a)	243,530	5,825,238
		14,381,050
Consumer Finance - 1.9%
First Cash Financial Services, Inc. (a)	113,430	7,014,511

Distributors - 2.3%
LKQ Corporation (a)	260,615	8,574,234

Electrical Equipment & Instruments - 4.3%
Acuity Brands, Inc.	61,010	6,669,613
Belden Inc.	127,680	8,995,056
		15,664,669
Electronic Equipment & Instruments - 2.1%
Trimble Navigation Limited (a)	225,800	7,835,260

Energy Equipment & Services - 2.6%
Atwood Oceanics, Inc. (a)	64,785	3,458,871
Dril-Quip, Inc. (a)	54,200	5,958,206
		9,417,077
Food & Drug Retailing - 3.2%
Casey’s General Stores, Inc.	75,350	5,293,338
United Natural Foods, Inc. (a)	86,280	6,504,649
		11,797,987
Health Care Equipment & Supplies - 3.8%
Cyberonics, Inc. (a)	116,415	7,626,347
MWI Veterinary Supply, Inc. (a)	36,455	6,218,858
		13,845,205
Health Care Providers & Services - 2.6%
Team Health Holdings, Inc. (a)	208,520	9,498,086

Hotels, Restaurants & Leisure - 1.7%
Bloomin’ Brands, Inc. (a)	256,415	6,156,524

Household Durables - 1.5%
D.R. Horton, Inc.	250,180	5,584,018

Insurance - 2.6%
AmTrust Financial Services, Inc.	92,051	3,009,147
Genworth Financial, Inc. - Class A (a)	421,940	6,552,728
		9,561,875
IT Consulting & Services - 3.4%
Acxiom Corporation (a)	231,630	8,565,677
Sapient Corporation (a)	217,030	3,767,641
		12,333,318
Leisure Equipment & Products - 4.2%
Polaris Industries Inc.	69,780	10,162,759
Pool Corporation	92,500	5,377,950
		15,540,709
Machinery - 3.2%
Chart Industries, Inc. (a)	34,170	3,268,019
The Middleby Corporation (a)	35,990	8,636,520
		11,904,539
Marine - 2.0%
Kirby Corporation (a)	74,325	7,376,756

Media - 1.6%
Cinemark Holdings, Inc.	170,740	5,690,764

Metals & Mining - 1.5%
Allegheny Technologies Incorporated	154,035	5,488,267

Oil & Gas & Consumable Fuels - 2.1%
Athlon Energy Inc. (a)	88,696	2,683,054
Oasis Petroleum Inc. (a)	108,765	5,108,692
		7,791,746
Pharmaceuticals - 2.8%
Akorn, Inc. (a)	410,890	10,120,221

Software - 6.5%
ACI Worldwide, Inc. (a)	129,870	8,441,550
ANSYS, Inc. (a)	83,710	7,299,512
Aspen Technology, Inc. (a)	130,400	5,450,720
Nuance Communications, Inc. (a)	174,480	2,652,096
		23,843,878

The accompanying notes are an integral part of these financial statements.

LKCM Small-Mid Cap Equity Fund
Schedule of Investments, Continued
December 31, 2013

COMMON STOCKS	Shares	Value
Specialty Retail - 2.7%
Guess?, Inc.	159,445	$4,953,956
Tractor Supply Company	65,130	5,052,786
		10,006,742
Textiles, Apparel & Luxury Goods - 4.3%
Fifth & Pacific Companies, Inc. (a)	301,365	9,664,775
Wolverine World Wide, Inc.	178,010	6,045,219
		15,709,994
Trading Companies & Distributors - 4.2%
Beacon Roofing Supply, Inc. (a)	99,250	3,997,790
MRC Global Inc. (a)	151,910	4,900,617
WESCO International, Inc. (a)	72,310	6,585,271
		15,483,678
TOTAL COMMON STOCKS
(Cost $246,277,796)		355,005,504

SHORT-TERM INVESTMENTS - 3.1%
Money Market Funds (b) - 3.1%
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.01%	1,102,804	1,102,804
Federated Government Obligations
Fund - Institutional Shares, 0.01%	10,273,572	10,273,572

TOTAL SHORT-TERM INVESTMENTS
(Cost $11,376,376)		11,376,376

Total Investments - 100.0%
(Cost $257,654,172)		366,381,880
Other Assets in Excess of Liabilities - 0.0%		40,815
TOTAL NET ASSETS - 100.0%		$366,422,695

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM Equity Fund
Schedule of Investments
December 31, 2013

COMMON STOCKS - 91.3%	Shares	Value
Aerospace & Defense - 2.6%
Honeywell International Inc.	60,000	$5,482,200
Rockwell Collins, Inc.	40,000	2,956,800
		8,439,000
Auto Components - 1.6%
Gentex Corporation	160,000	5,278,400

Banks - 8.0%
Bank of America Corporation	155,000	2,413,350
Comerica Incorporated	108,000	5,134,320
Cullen/Frost Bankers, Inc.	38,350	2,854,390
Glacier Bancorp, Inc.	60,000	1,787,400
Hancock Holding Company	90,000	3,301,200
Prosperity Bancshares, Inc.	40,000	2,535,600
SunTrust Banks, Inc.	70,000	2,576,700
Wells Fargo & Company	120,000	5,448,000
		26,050,960
Beverages - 2.2%
The Coca-Cola Company	65,000	2,685,150
PepsiCo, Inc.	55,000	4,561,700
		7,246,850
Biotechnology - 2.6%
Amgen Inc.	30,000	3,424,800
Celgene Corporation (a)	30,000	5,068,800
		8,493,600
Chemicals - 5.2%
E. I. du Pont de Nemours and Company	85,000	5,522,450
FMC Corporation	65,000	4,904,900
Monsanto Company	55,000	6,410,250
		16,837,600
Commercial Services & Supplies - 0.9%
Waste Connections, Inc.	65,000	2,835,950

Communication Equipment - 0.8%
QUALCOMM Incorporated	33,000	2,450,250

Computers & Peripherals - 4.7%
Apple Inc.	10,800	6,059,988
EMC Corporation	83,000	2,087,450
International Business Machines Corporation	30,000	5,627,100
NetApp, Inc.	37,000	1,522,180
		15,296,718
Construction Materials - 1.2%
Martin Marietta Materials, Inc.	40,000	3,997,600

Containers & Packaging - 1.0%
Ball Corporation	60,000	3,099,600

Diversified Financial Services - 0.5%
JPMorgan Chase & Co.	30,000	1,754,400

Diversified Telecommunication Services - 1.1%
Verizon Communications Inc.	70,000	3,439,800

Electrical Equipment & Instruments - 2.8%
Emerson Electric Co.	40,000	2,807,200
Franklin Electric Co., Inc.	70,000	3,124,800
Roper Industries, Inc.	23,000	3,189,640
		9,121,640
Electronic Equipment & Instruments - 2.2%
National Instruments Corporation	55,000	1,761,100
Trimble Navigation Limited (a)	155,000	5,378,500
		7,139,600
Food & Drug Retailing - 0.9%
Walgreen Co.	50,000	2,872,000

Health Care Equipment & Supplies - 4.3%
Covidien PLC (b)	60,000	4,086,000
PerkinElmer, Inc.	80,000	3,298,400
Thermo Fisher Scientific Inc.	60,000	6,681,000
		14,065,400
Household Durables - 2.4%
Jarden Corporation (a)	90,000	5,521,500
Whirlpool Corporation	14,600	2,290,156
		7,811,656
Household Products - 2.9%
Colgate-Palmolive Company	17,200	1,121,612
Kimberly-Clark Corporation	40,000	4,178,400
The Procter & Gamble Company	50,000	4,070,500
		9,370,512
Industrial Conglomerates - 0.7%
Raven Industries, Inc.	52,500	2,159,850

Insurance - 1.7%
Prudential Financial, Inc.	60,000	5,533,200

Internet Catalog & Retail - 1.2%
Amazon.com, Inc. (a)	9,500	3,788,505

Internet Software & Services - 4.1%
Akamai Technologies, Inc. (a)	90,000	4,246,200
Google Inc. - Class A (a)	8,000	8,965,680
		13,211,880
Machinery - 7.0%
Danaher Corporation	75,000	5,790,000
Dover Corporation	35,000	3,378,900
Generac Holdings Inc.	76,000	4,304,640
Pall Corporation	55,000	4,694,250
Valmont Industries, Inc.	30,000	4,473,600
		22,641,390
Marine - 1.4%
Kirby Corporation (a)	45,000	4,466,250

The accompanying notes are an integral part of these financial statements.

LKCM Equity Fund
Schedule of Investments, Continued
December 31, 2013

COMMON STOCKS	Shares	Value
Media - 3.0%
Liberty Media Corporation - Class A (a)	28,000	$4,100,600
Time Warner Cable Inc.	23,000	3,116,500
Time Warner Inc.	34,000	2,370,480
		9,587,580
Oil & Gas & Consumable Fuels - 9.4%
Cabot Oil & Gas Corporation	150,000	5,814,000
Chevron Corporation	28,000	3,497,480
ConocoPhillips	60,000	4,239,000
EOG Resources, Inc.	30,000	5,035,200
Exxon Mobil Corporation	50,000	5,060,000
Noble Energy, Inc.	40,000	2,724,400
Range Resources Corporation	48,000	4,046,880
		30,416,960
Pharmaceuticals - 5.1%
Abbott Laboratories	63,500	2,433,955
AbbVie Inc.	63,500	3,353,435
Johnson & Johnson	35,000	3,205,650
Merck & Co., Inc.	80,000	4,004,000
Pfizer Inc.	115,000	3,522,450
		16,519,490
Road & Rail - 2.6%
Kansas City Southern	21,000	2,600,430
Union Pacific Corporation	35,000	5,880,000
		8,480,430
Semiconductor Equipment & Products - 0.9%
Broadcom Corporation - Class A	95,000	2,816,750

Software - 1.9%
Adobe Systems Incorporated (a)	45,000	2,694,600
Microsoft Corporation	92,500	3,462,275
		6,156,875
Specialty Retail - 3.5%
The Home Depot, Inc.	43,000	3,540,620
PetSmart, Inc.	32,000	2,328,000
Tiffany & Co.	25,000	2,319,500
Tractor Supply Company	40,000	3,103,200
		11,291,320
Textiles, Apparel & Luxury Goods - 0.9%
VF Corporation	48,000	2,992,320

TOTAL COMMON STOCKS
(Cost $196,276,413)		295,664,336

SHORT-TERM INVESTMENTS - 8.7%
Money Market Funds (c) - 8.7%
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.01%	9,210,066	9,210,066
Federated Government Obligations
Fund - Institutional Shares, 0.01%	9,212,769	9,212,769
Federated Treasury Obligations Fund -
Institutional Shares, 0.01%	478,978	478,978
Invesco Short Term Investments Trust -
Treasury Portfolio -
Institutional Shares, 0.02%	9,331,772	9,331,772

TOTAL SHORT-TERM INVESTMENTS
(Cost $28,233,585)		28,233,585

Total Investments - 100.0%
(Cost $224,509,998)		323,897,921
Other Assets in Excess of Liabilities - 0.0%		33,707
TOTAL NET ASSETS - 100.0%		$323,931,628
(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM Balanced Fund
Schedule of Investments
December 31, 2013

COMMON STOCKS - 69.2%	Shares	Value
Aerospace & Defense - 2.2%
General Dynamics Corporation	1,400	$133,770
Honeywell International Inc.	3,400	310,658
Rockwell Collins, Inc.	4,400	325,248
		769,676
Air Freight & Logistics - 0.8%
United Parcel Service, Inc. - Class B	2,600	273,208

Banks - 5.6%
Comerica Incorporated	9,500	451,630
Cullen/Frost Bankers, Inc.	3,900	290,277
SunTrust Banks, Inc.	11,300	415,953
Wells Fargo & Company	9,071	411,823
Zions Bancorporation	13,300	398,468
		1,968,151
Beverages - 1.8%
The Coca-Cola Company	8,000	330,480
PepsiCo, Inc.	3,600	298,584
		629,064
Biotechnology - 1.4%
Celgene Corporation (a)	2,900	489,984

Chemicals - 4.2%
Air Products and Chemicals, Inc.	2,500	279,450
Airgas, Inc.	3,000	335,550
E. I. du Pont de Nemours and Company	4,200	272,874
FMC Corporation	4,800	362,208
Monsanto Company	1,900	221,445
		1,471,527
Commercial Services & Supplies - 0.8%
Waste Management, Inc.	6,100	273,707

Computers & Peripherals - 3.5%
Apple Inc.	875	490,971
EMC Corporation	9,400	236,410
International Business Machines Corporation	1,500	281,355
NetApp, Inc.	5,500	226,270
		1,235,006
Construction Materials - 0.8%
Martin Marietta Materials, Inc.	2,900	289,826

Containers & Packaging - 0.8%
Ball Corporation	5,700	294,462

Diversified Financial Services - 1.2%
JPMorgan Chase & Co.	7,300	426,904

Diversified Telecommunication Services - 0.7%
AT&T Inc.	7,400	260,184

Electrical Equipment & Instruments - 0.7%
Emerson Electric Co.	3,600	252,648

Electronic Equipment & Instruments - 1.3%
National Instruments Corporation	7,500	240,150
Trimble Navigation Limited (a)	6,000	208,200
		448,350
Energy Equipment & Services - 0.9%
Schlumberger Limited (b)	3,700	333,407

Food & Drug Retailing - 2.8%
CVS Caremark Corporation	4,700	336,379
Walgreen Co.	5,500	315,920
Wal-Mart Stores, Inc.	4,300	338,367
		990,666
Health Care Equipment & Supplies - 1.9%
Covidien PLC (b)	4,600	313,260
Thermo Fisher Scientific Inc.	3,100	345,185
		658,445
Health Care Providers & Services - 1.6%
Catamaran Corporation (a) (b)	6,744	320,205
Express Scripts Holding Co (a)	3,800	266,912
		587,117
Hotels, Restaurants & Leisure - 0.6%
Yum! Brands, Inc.	3,000	226,830

Household Products - 2.3%
Colgate-Palmolive Company	4,700	306,487
Kimberly-Clark Corporation	2,100	219,366
The Procter & Gamble Company	3,500	284,935
		810,788
Industrial Conglomerates - 0.8%
General Electric Company	10,200	285,906

Insurance - 0.7%
Prudential Financial, Inc.	2,600	239,772

Internet Catalog & Retail - 1.5%
Amazon.com, Inc. (a)	1,300	518,427

Internet Software & Services - 2.0%
Akamai Technologies, Inc. (a)	6,600	311,388
Google Inc. - Class A (a)	350	392,249
		703,637
IT Consulting & Services - 1.6%
Accenture PLC - Class A (b)	3,200	263,104
Automatic Data Processing, Inc.	3,700	298,997
		562,101
Machinery - 2.0%
Danaher Corporation	4,900	378,280
Pall Corporation	3,800	324,330
		702,610
Media - 4.7%
CBS Corporation - Class B	6,200	395,188
DIRECTV (a)	4,400	303,996
Liberty Media Corporation - Class A (a)	1,800	263,610
Time Warner Inc.	5,800	404,376
The Walt Disney Company	4,000	305,600
		1,672,770

The accompanying notes are an integral part of these financial statements.

LKCM Balanced Fund
Schedule of Investments, Continued
December 31, 2013

COMMON STOCKS	Shares	Value
Metals & Mining - 0.5%
Commercial Metals Company	9,500	$193,135

Oil & Gas & Consumable Fuels - 7.6%
Cabot Oil & Gas Corporation	11,200	434,112
Chevron Corporation	2,395	299,160
Devon Energy Corporation	1,700	105,179
EOG Resources, Inc.	1,900	318,896
Exxon Mobil Corporation	3,732	377,678
Pioneer Natural Resources Company	1,600	294,512
Range Resources Corporation	4,200	354,102
SM Energy Company	3,400	282,574
The Williams Companies, Inc.	5,700	219,849
		2,686,062
Pharmaceuticals - 3.8%
Abbott Laboratories	10,200	390,966
AbbVie Inc.	7,200	380,232
Merck & Co., Inc.	5,200	260,260
Pfizer Inc.	10,000	306,300
		1,337,758
Real Estate Investment Trust - 0.8%
American Tower Corporation	3,800	303,316

Road & Rail - 0.7%
Union Pacific Corporation	1,500	252,000

Software - 1.5%
Adobe Systems Incorporated (a)	6,700	401,196
Nuance Communications, Inc. (a)	9,000	136,800
		537,996
Specialty Retail - 1.9%
The Home Depot, Inc.	4,400	362,296
O’Reilly Automotive, Inc. (a)	2,300	296,033
		658,329
Textiles, Apparel & Luxury Goods - 1.1%
VF Corporation	6,400	398,976

Thrifts & Mortgage Finance - 0.7%
Capitol Federal Financial Inc.	19,500	236,145

Trading Companies & Distributors - 0.6%
MRC Global Inc. (a)	6,500	209,690

Wireless Telecommunication Services - 0.8%
Vodafone Group PLC - ADR (b)	7,000	275,170

TOTAL COMMON STOCKS
(Cost $14,003,382)		24,463,750

	Principal
CORPORATE BONDS - 27.9%	Amount
Banks - 2.5%
Bank of America Corporation
1.350%, 11/21/2016	$250,000	250,073
BB&T Corporation
2.150%, 03/22/2017
Callable 02/22/2017	200,000	202,362
SunTrust Banks, Inc.
3.500%, 01/20/2017
Callable 12/20/2016	300,000	315,683
Wells Fargo & Company
2.625%, 12/15/2016	100,000	104,803
		872,921
Beverages - 0.6%
Anheuser-Busch InBev Worldwide Inc.
1.375%, 07/15/2017	100,000	99,876
The Coca-Cola Company
5.350%, 11/15/2017	100,000	113,959
		213,835
Biotechnology - 1.9%
Amgen Inc.
2.125%, 05/15/2017	225,000	228,032
Celgene Corporation
2.450%, 10/15/2015	245,000	251,795
Gilead Sciences, Inc.
2.400%, 12/01/2014	188,000	191,141
		670,968
Capital Markets - 0.6%
The Bank of New York Mellon Corporation
3.100%, 01/15/2015	175,000	179,759
The Goldman Sachs Group, Inc.
5.500%, 11/15/2014	35,000	36,487
		216,246
Chemicals - 3.1%
Air Products and Chemicals, Inc.:
2.000%, 08/02/2016	100,000	102,310
1.200%, 10/15/2017	150,000	146,932
Airgas, Inc.
3.250%, 10/01/2015
Callable 09/01/2015	205,000	212,850
E. I. du Pont de Nemours and Company
3.250%, 01/15/2015	75,000	77,171
Eastman Chemical Company:
3.000%, 12/15/2015	200,000	207,315
2.400%, 06/01/2017	100,000	101,154
ECOLAB INC.
1.450%, 12/08/2017	50,000	48,908
Praxair, Inc.
3.250%, 09/15/2015	200,000	209,024
		1,105,664
Commercial Services & Supplies - 0.6%
Waste Management, Inc.
2.600%, 09/01/2016	200,000	206,567

The accompanying notes are an integral part of these financial statements.

LKCM Balanced Fund
Schedule of Investments, Continued
December 31, 2013

		Principal
CORPORATE BONDS	Amount	Value
Computers & Peripherals - 0.8%
Hewlett-Packard Company:
2.650%, 06/01/2016	$100,000	$103,098
3.000%, 09/15/2016	175,000	182,157
		285,255
Consumer Finance - 0.7%
American Express Credit Corporation
2.750%, 09/15/2015	225,000	232,940

Consumer Services - 0.6%
The Western Union Company
2.875%, 12/10/2017	225,000	228,641

Diversified Financial Services - 0.7%
JPMorgan Chase & Co.
2.000%, 08/15/2017	250,000	253,809

Diversified Telecommunication Services - 1.3%
AT&T Inc.
2.400%, 08/15/2016	200,000	205,800
Verizon Communications Inc.:
3.000%, 04/01/2016	100,000	104,337
2.000%, 11/01/2016	150,000	153,159
		463,296
Electrical Equipment & Instruments - 0.4%
Roper Industries, Inc.
1.850%, 11/15/2017	150,000	148,827

Energy Equipment & Services - 0.6%
National Oilwell Varco, Inc.
1.350%, 12/01/2017	200,000	196,681

Food & Drug Retailing - 1.0%
CVS Caremark Corporation:
3.250%, 05/18/2015	50,000	51,700
5.750%, 06/01/2017	100,000	113,500
Walgreen Co.
1.000%, 03/13/2015	175,000	175,772
		340,972
Health Care Equipment & Supplies - 1.5%
Covidien International Finance S.A. (b)
2.800%, 06/15/2015	300,000	308,593
DENTSPLY International Inc.
2.750%, 08/15/2016	100,000	102,962
Thermo Fisher Scientific Inc.
3.200%, 05/01/2015	110,000	113,614
		525,169
Health Care Providers & Services - 1.3%
Express Scripts Holding Co
3.125%, 05/15/2016	200,000	208,862
McKesson Corporation
3.250%, 03/01/2016	250,000	260,683
		469,545
Insurance - 0.9%
Berkshire Hathaway Inc.
4.850%, 01/15/2015	100,000	104,698
Prudential Financial, Inc.
3.000%, 05/12/2016	200,000	208,395
		313,093
Internet Catalog & Retail - 0.6%
Amazon.com, Inc.
1.200%, 11/29/2017	200,000	196,005

Internet Software & Services - 0.6%
eBay Inc.
1.625%, 10/15/2015	200,000	203,993

Media - 1.1%
DIRECTV Holdings LLC:
3.550%, 03/15/2015	100,000	103,327
2.400%, 03/15/2017	100,000	101,884
Time Warner Inc.
3.150%, 07/15/2015	175,000	181,367
		386,578
Oil & Gas & Consumable Fuels - 2.1%
Apache Corporation
5.625%, 01/15/2017	75,000	84,352
Devon Energy Corporation
1.875%, 05/15/2017
Callable 04/15/2017	100,000	100,808
Enterprise Products Operating LLC
1.250%, 08/13/2015	191,000	192,346
Noble Drilling Corporation (b)
3.050%, 03/01/2016	160,000	164,839
Occidental Petroleum Corporation
1.750%, 02/15/2017	200,000	200,840
		743,185
Pharmaceuticals - 1.3%
AbbVie Inc.
1.200%, 11/06/2015	225,000	227,390
Teva Pharmaceutical Industries Ltd.: (b)
3.000%, 06/15/2015	125,000	129,050
2.400%, 11/10/2016	100,000	102,958
		459,398
Semiconductor Equipment & Products - 1.4%
Applied Materials, Inc.
2.650%, 06/15/2016	200,000	207,772
Intel Corporation
1.350%, 12/15/2017	200,000	197,857
National Semiconductor Corporation
3.950%, 04/15/2015	100,000	104,264
		509,893

The accompanying notes are an integral part of these financial statements.

LKCM Balanced Fund
Schedule of Investments, Continued
December 31, 2013

	Principal
CORPORATE BONDS	Amount	Value
Software - 1.7%
Adobe Systems Incorporated
3.250%, 02/01/2015	$200,000	$205,468
Oracle Corporation
1.200%, 10/15/2017	200,000	196,993
Symantec Corporation
2.750%, 09/15/2015	200,000	205,545
		608,006
TOTAL CORPORATE BONDS
(Cost $9,771,110)		9,851,487

SHORT-TERM INVESTMENT - 2.4%	Shares
Money Market Fund (c) - 2.4%
Federated Government Obligations Fund -
Institutional Shares, 0.01%	848,617	848,617

TOTAL SHORT-TERM INVESTMENT
(Cost $848,617)		848,617

Total Investments - 99.5%
(Cost $24,623,109)		35,163,854
Other Assets in Excess of Liabilities - 0.5%		168,430
TOTAL NET ASSETS - 100.0%		$35,332,284

ADR  American Depository Receipt.
(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments
December 31, 2013

		Principal
CORPORATE BONDS - 92.1%	Amount	Value
Aerospace & Defense - 0.7%
Lockheed Martin Corporation
7.650%, 05/01/2016	$1,250,000	$1,442,665

Banks - 9.6%
Bank of America Corporation:
5.375%, 06/15/2014	5,000	5,107
1.316%, 03/22/2018 (a)	5,548,000	5,627,448
BB&T Corporation
3.200%, 03/15/2016
Callable 02/16/2016	3,080,000	3,222,435
Branch Banking & Trust Company:
0.862%, 09/13/2016 (a)	2,325,000	2,309,499
0.793%, 05/23/2017 (a)	2,534,000	2,507,043
Comerica Incorporated
3.000%, 09/16/2015	892,000	926,215
SunTrust Banks, Inc.
3.500%, 01/20/2017
Callable 12/20/2016	875,000	920,743
Wells Fargo & Company:
2.625%, 12/15/2016	3,000,000	3,144,084
0.869%, 04/23/2018 (a)	2,500,000	2,516,460
		21,179,034
Beverages - 0.9%
The Coca-Cola Company
5.350%, 11/15/2017	1,500,000	1,709,391
PepsiCo, Inc.
7.900%, 11/01/2018	214,000	267,773
		1,977,164
Biotechnology - 6.7%
Amgen Inc.:
2.500%, 11/15/2016	1,000,000	1,035,672
2.125%, 05/15/2017	2,350,000	2,381,666
Celgene Corporation:
2.450%, 10/15/2015	5,279,000	5,425,408
1.900%, 08/15/2017	3,540,000	3,526,315
Gilead Sciences, Inc.
2.400%, 12/01/2014	2,300,000	2,338,426
		14,707,487
Building Products - 0.7%
Masco Corporation
7.125%, 03/15/2020	1,350,000	1,547,787

Capital Markets - 0.9%
The Goldman Sachs Group, Inc.
5.125%, 01/15/2015	1,000,000	1,044,853
Morgan Stanley
4.500%, 08/30/2015 (b)	1,000,000	1,030,159
		2,075,012
Chemicals - 7.5%
Airgas, Inc.:
3.250%, 10/01/2015
Callable 09/01/2015	2,794,000	2,900,993
2.950%, 06/15/2016
Callable 05/15/2016	950,000	985,118
Cytec Industries Inc.
6.000%, 10/01/2015	2,500,000	2,688,023
Eastman Chemical Company:
3.000%, 12/15/2015	2,625,000	2,721,012
2.400%, 06/01/2017	1,650,000	1,669,043
ECOLAB INC.:
2.375%, 12/08/2014	1,475,000	1,498,442
3.000%, 12/08/2016	1,760,000	1,845,258
The Lubrizol Corporation
5.500%, 10/01/2014	1,579,000	1,638,077
Praxair, Inc.
3.250%, 09/15/2015	525,000	548,686
		16,494,652
Commercial Services & Supplies - 2.0%
Republic Services, Inc.
5.500%, 09/15/2019	1,000,000	1,126,629
Waste Management, Inc.
2.600%, 09/01/2016	3,225,000	3,330,893
		4,457,522
Communications Equipment - 1.3%
Cisco Systems, Inc.:
5.500%, 02/22/2016	1,000,000	1,100,696
4.950%, 02/15/2019	700,000	788,282
Harris Corporation
6.375%, 06/15/2019	900,000	1,043,262
		2,932,240
Computers & Peripherals - 2.6%
Hewlett-Packard Company:
2.200%, 12/01/2015	2,000,000	2,044,974
4.650%, 12/09/2021	2,000,000	2,062,758
International Business
Machines Corporation
5.700%, 09/14/2017	1,500,000	1,723,906
		5,831,638
Consumer Finance - 4.1%
American Express Company
0.828%, 05/22/2018 (a)	3,533,000	3,534,353
American Express Credit Corporation:
2.750%, 09/15/2015	2,485,000	2,572,693
2.800%, 09/19/2016	2,900,000	3,032,136
		9,139,182

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments, Continued
December 31, 2013

	Principal
CORPORATE BONDS	Amount	Value
Consumer Services - 2.4%
The Western Union Company:
5.930%, 10/01/2016	$1,000,000	$1,112,083
2.875%, 12/10/2017	1,650,000	1,676,697
3.650%, 08/22/2018	2,500,000	2,551,170
		5,339,950
Containers & Packaging - 2.4%
Ball Corporation
5.750%, 05/15/2021
Callable 11/15/2015	5,000,000	5,287,500

Diversified Financial Services - 3.7%
JPMorgan Chase & Co.:
3.450%, 03/01/2016	3,525,000	3,699,110
2.000%, 08/15/2017	1,375,000	1,395,951
1.138%, 01/25/2018 (a)	3,000,000	3,032,979
		8,128,040
Diversified Telecommunication Services - 6.4%
CenturyLink, Inc.:
5.150%, 06/15/2017	2,000,000	2,155,000
6.150%, 09/15/2019	1,402,000	1,486,120
Verizon Communications Inc.:
5.550%, 02/15/2016	1,000,000	1,094,175
1.773%, 09/15/2016 (a)	4,000,000	4,123,636
5.500%, 02/15/2018	875,000	989,461
1.993%, 09/14/2018 (a)	4,000,000	4,210,716
		14,059,108
Electric Utilities - 0.5%
Southern Power Co.
4.875%, 07/15/2015	1,050,000	1,114,429

Electrical Equipment & Instruments - 1.5%
Roper Industries, Inc.
1.850%, 11/15/2017	3,395,000	3,368,461

Energy Equipment & Services - 1.7%
Weatherford International, Inc.
6.350%, 06/15/2017	1,550,000	1,753,672
Weatherford International Ltd. (c)
4.500%, 04/15/2022
Callable 01/15/2022	2,000,000	2,015,970
		3,769,642
Food & Drug Retailing - 4.3%
CVS Caremark Corporation:
3.250%, 05/18/2015	1,000,000	1,034,006
5.750%, 06/01/2017	2,750,000	3,121,256
4.125%, 05/15/2021
Callable 02/15/2021	2,000,000	2,076,432
Walgreen Co.
1.800%, 09/15/2017	3,300,000	3,325,832
		9,557,526
Food Products - 0.3%
Kraft Foods Group, Inc.
2.250%, 06/05/2017	555,000	562,440

Health Care Equipment & Supplies - 0.7%
DENTSPLY International Inc.
2.750%, 08/15/2016	1,446,000	1,488,829

Health Care Providers & Services - 3.8%
Express Scripts Holding Co:
3.125%, 05/15/2016	2,760,000	2,882,295
2.650%, 02/15/2017	3,105,000	3,202,640
McKesson Corporation
3.250%, 03/01/2016	2,275,000	2,372,213
		8,457,148
Hotels, Restaurants & Leisure - 0.5%
McDonald’s Corporation
5.350%, 03/01/2018	1,000,000	1,137,328

Household Durables - 0.7%
Jarden Corporation
7.500%, 01/15/2020
Callable 01/15/2015	1,340,000	1,453,900

Household Products - 0.5%
The Procter & Gamble Company
8.000%, 09/01/2024
Putable 09/01/2014	775,000	1,042,602

Insurance - 2.2%
Berkshire Hathaway Inc.
4.850%, 01/15/2015	1,225,000	1,282,557
Prudential Financial, Inc.:
3.875%, 01/14/2015	500,000	517,014
3.000%, 05/12/2016	3,023,000	3,149,884
		4,949,455
Internet Catalog & Retail - 1.0%
Amazon.com, Inc.
1.200%, 11/29/2017	2,245,000	2,200,149

Media - 2.8%
DIRECTV Holdings LLC
3.550%, 03/15/2015	1,265,000	1,307,088
Time Warner Inc.
3.150%, 07/15/2015	3,175,000	3,290,513
The Walt Disney Company
5.625%, 09/15/2016	1,500,000	1,685,205
		6,282,806
Metals & Mining - 0.2%
Alcoa Inc.
5.550%, 02/01/2017	500,000	538,562

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments, Continued
December 31, 2013

		Principal
CORPORATE BONDS	Amount	Value
Multiline Retail - 2.2%
Family Dollar Stores, Inc.
5.000%, 02/01/2021	$4,500,000	$4,599,135
Kohl’s Corporation
6.250%, 12/15/2017	282,000	323,698
		4,922,833
Oil & Gas & Consumable Fuels - 9.6%
Anadarko Petroleum Corporation:
5.950%, 09/15/2016	2,000,000	2,229,538
6.375%, 09/15/2017	2,000,000	2,298,060
Devon Energy Corporation
2.400%, 07/15/2016
Callable 06/15/2016	1,830,000	1,882,890
Enterprise Products Operating LLC
3.200%, 02/01/2016	2,229,000	2,326,314
EOG Resources, Inc.
2.950%, 06/01/2015	1,200,000	1,242,515
Noble Energy, Inc.
5.250%, 04/15/2014	1,500,000	1,518,666
Noble Holding International Ltd. (c)
3.450%, 08/01/2015	4,855,000	5,036,140
Range Resources Corporation:
8.000%, 05/15/2019
Callable 05/15/2014	500,000	535,625
5.000%, 08/15/2022
Callable 02/15/2017	4,100,000	4,048,750
		21,118,498
Pharmaceuticals - 1.3%
Teva Pharmaceutical Industries Ltd. (c)
3.000%, 06/15/2015	2,830,000	2,921,701

Real Estate Investment Trust - 0.4%
American Tower Corporation
5.050%, 09/01/2020	750,000	794,228

Road & Rail - 0.1%
Burlington Northern Santa Fe Corporation
5.650%, 05/01/2017	185,000	207,639

Semiconductor Equipment & Products - 2.6%
Analog Devices, Inc.
3.000%, 04/15/2016	1,050,000	1,095,108
Applied Materials, Inc.
2.650%, 06/15/2016	2,192,000	2,277,174
National Semiconductor Corporation
3.950%, 04/15/2015	2,275,000	2,372,004
		5,744,286
Software - 2.6%
Adobe Systems Incorporated
3.250%, 02/01/2015	2,175,000	2,234,467
Symantec Corporation:
2.750%, 09/15/2015	2,300,000	2,363,768
2.750%, 06/15/2017
Callable 05/15/2017	1,160,000	1,173,393
		5,771,628
Specialty Retail - 0.7%
Lowe’s Companies, Inc.
5.000%, 10/15/2015	525,000	565,628
O’Reilly Automotive, Inc.
4.875%, 01/14/2021
Callable 10/14/2020	1,000,000	1,049,687
		1,615,315
TOTAL CORPORATE BONDS
(Cost $197,981,898)		203,618,386

PREFERRED STOCK - 0.8%	Shares
Capital Markets - 0.8%
Merrill Lynch Preferred Capital Trust III
Callable 02/10/2014	75,000	1,884,750

TOTAL PREFERRED STOCK
(Cost $1,820,339)		1,884,750

	Principal
U.S. GOVERNMENT ISSUES - 0.7%	Amount
U.S. Treasury Notes - 0.7%
4.250%, 11/15/2014	$500,000	517,725
4.250%, 08/15/2015	500,000	532,021
4.500%, 02/15/2016	500,000	543,340

TOTAL U.S. GOVERNMENT ISSUES
(Cost $1,493,804)		1,593,086

U.S. GOVERNMENT SPONSORED
ENTITIES - 4.4%
Fannie Mae - 1.6%
5.000%, 03/15/2016	1,000,000	1,099,650
1.750%, 02/21/2019
Callable 02/21/2014	2,500,000	2,454,020
		3,553,670
Federal Home Loan Bank - 1.4%
4.875%, 05/17/2017	1,000,000	1,129,857
1.000%, 04/25/2028
Callable 04/25/2014	2,000,000	1,894,736
		3,024,593
Freddie Mac - 1.4%
0.500%, 09/20/2017
Callable 06/20/2014	2,500,000	2,490,238
5.125%, 11/17/2017	500,000	571,005
		3,061,243
TOTAL U.S. GOVERNMENT
SPONSORED ENTITIES
(Cost $9,522,049)		9,639,506

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments, Continued
December 31, 2013

SHORT-TERM INVESTMENT - 1.2%	Shares	Value
Money Market Fund (d) - 1.2%
Federated Government Obligations
Fund - Institutional Shares, 0.01%	2,671,879	$2,671,879

TOTAL SHORT-TERM INVESTMENT
(Cost $2,671,879)		2,671,879

Total Investments - 99.2%
(Cost $213,489,969)		219,407,607
Other Assets in Excess of Liabilities - 0.8%		1,696,825
TOTAL NET ASSETS - 100.0%		$221,104,432

(a)	Floating rate.
(b)	Variable rate.
(c)	Security issued by non-U.S. incorporated company.
(d)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
December 31, 2013

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Small-Mid Cap	Equity	Balanced	Fixed
	Equity Fund	Equity Fund	Fund	Fund	Income Fund
Assets:
Investments, at value*	$1,089,618,710	$366,381,880	$323,897,921	$35,163,854	$219,407,607
Dividends and interest receivable	600,048	159,264	194,917	85,055	1,684,530
Receivable for fund shares sold	1,004,285	636,406	495,431	144,525	315,180
Cash	70,771	—	—	—	—
Other assets	60,100	26,474	18,228	6,697	17,788
Total assets	1,091,353,914	367,204,024	324,606,497	35,400,131	221,425,105
Liabilities:
Payable for investment advisory fees	2,043,032	513,310	456,694	35,558	241,971
Payable for fund shares redeemed	212,270	37,738	115,996	11,466	430
Payable for administrative fees	136,474	49,764	45,606	4,252	29,328
Payable for accounting and
transfer agent fees and expenses	55,292	123,019	22,786	8,438	17,888
Payable for distribution expense (Note B)	20,747	—	—	—	—
Accrued expenses and other liabilities	126,549	57,498	33,787	8,133	31,056
Total liabilities	2,594,364	781,329	674,869	67,847	320,673
Net assets	$1,088,759,550	$366,422,695	$323,931,628	$35,332,284	$221,104,432
Net assets consist of:
Paid in capital	$696,274,897	$263,327,259	$224,937,948	$24,824,758	$215,417,521
Accumulated net realized gain (loss) on securities	27,258,155	(5,632,272)	(394,243)	(33,219)	(230,727)
Net unrealized appreciation on investments	365,226,498	108,727,708	99,387,923	10,540,745	5,917,638
Net assets	$1,088,759,550	$366,422,695	$323,931,628	$35,332,284	$221,104,432

INSTITUTIONAL CLASS
Net assets	$1,047,606,961	$366,422,695	$323,931,628	$35,332,284	$221,104,432
Shares of beneficial interest outstanding
(unlimited shares of no par value authorized)	36,980,549	28,243,144	14,435,693	1,800,233	20,261,867
Net asset value per share
(offering and redemption price)	$28.33	$12.97	$22.44	$19.63	$10.91

ADVISER CLASS**
Net assets	$41,152,589
Shares of beneficial interest outstanding
(unlimited shares of no par value authorized)	1,500,477
Net asset value per share
(offering and redemption price)	$27.43

* Cost of Investments	$724,392,212	$257,654,172	$224,509,998	$24,623,109	$213,489,969

**	Currently, Adviser Class shares are authorized only for the Small Cap Equity, Small-Mid Cap Equity and Equity Funds, and are offered only by the Small Cap Equity Fund.

The accompanying notes are an integral part of these financial statements.

Statement of Operations
For the Year Ended December 31, 2013

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Small-Mid Cap	Equity	Balanced	Fixed
	Equity Fund	Equity Fund	Fund	Fund	Income Fund
Investment Income:
Dividends*	$7,108,634	$1,276,102	$3,665,235	$352,690	$328,781
Interest	2,506	1,564	3,502	145,467	6,276,426
Total income	7,111,140	1,277,666	3,668,737	498,157	6,605,207

Expenses:
Investment advisory fees	7,464,735	2,319,962	1,757,386	183,687	1,080,127
Distribution expense – Adviser Class (Note B)	105,301	—	—	—	—
Administrative fees	768,674	271,422	224,175	20,902	174,328
Accounting and transfer agent fees and expenses	365,922	695,424	125,394	45,951	107,366
Professional fees	160,690	51,754	40,405	7,875	38,947
Trustees’ fees	160,072	33,758	28,285	4,018	36,655
Custody fees and expenses	127,855	37,769	29,215	4,419	23,590
Federal and state registration	94,955	76,049	66,666	18,635	33,123
Reports to shareholders	57,861	91,988	10,079	1,776	6,949
Other	223,975	66,057	49,544	6,028	50,371
Total expenses	9,530,040	3,644,183	2,331,149	293,291	1,551,456
Less, expense waiver and/or
reimbursement (Note B)	—	(550,901)	(322,708)	(67,215)	(147,291)
Net expenses	9,530,040	3,093,282	2,008,441	226,076	1,404,165
Net investment income (loss)	(2,418,900)	(1,815,616)	1,660,296	272,081	5,201,042

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	105,100,295	362,333	5,864,180	296,012	431,378
Net change in unrealized
appreciation/depreciation on investments	197,156,682	92,231,060	65,864,138	5,221,417	(5,509,584)

Net realized and unrealized
gain (loss) on investments	302,256,977	92,593,393	71,728,318	5,517,429	(5,078,206)

Net Increase in Net Assets Resulting
from Operations	$299,838,077	$90,777,777	$73,388,614	$5,789,510	$122,836

* Net of foreign taxes withheld	$20,511	$—	$—	$118	$—

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	LKCM		LKCM
	Small Cap		Small-Mid Cap
	Equity Fund		Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012
Operations:
Net investment income (loss)	$(2,418,900)	$4,545,825	$(1,815,616)	$(476,946)
Net realized gain (loss) on investments	105,100,295	71,291,554	362,333	(5,294,736)
Net change in unrealized
appreciation/depreciation on investments	197,156,682	1,660,006	92,231,060	15,449,619
Net increase in net assets resulting from operations	299,838,077	77,497,385	90,777,777	9,677,937

Dividends and Distributions to
Institutional Class Shareholders:
Net investment income	(120,236)	(4,320,888)	—	—
Net realized gain on investments	(80,953,459)	(59,944,714)	—	—
	(81,073,695)	(64,265,602)	—	—
Dividends and Distributions
to Adviser Class Shareholders:
Net investment income	—	(104,701)	—	—
Net realized gain on investments	(3,215,054)	(3,026,087)	—	—
	(3,215,054)	(3,130,788)	—	—

Net increase in net assets from
Fund share transactions (Note C)	12,488,180	22,217,530	25,481,047	216,731,428

Total increase in net assets	228,037,508	32,318,525	116,258,824	226,409,365

Net Assets:
Beginning of period	860,722,042	828,403,517	250,163,871	23,754,506
End of period*	$1,088,759,550	$860,722,042	$366,422,695	$250,163,871

* Including accumulated net investment income of	$—	$120,236	$—	$—

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	LKCM		LKCM
	Equity Fund		Balanced Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012
Operations:
Net investment income	$1,660,296	$1,091,456	$272,081	$251,966
Net realized gain on investments	5,864,180	416,504	296,012	207,068
Net change in unrealized
appreciation/depreciation on investments	65,864,138	16,294,358	5,221,417	1,829,984
Net increase in net assets resulting from operations	73,388,614	17,802,318	5,789,510	2,289,018

Dividends and Distributions to Shareholders:
Net investment income	(1,708,848)	(1,050,235)	(272,556)	(251,963)
Net realized gain on investments	(6,674,882)	(95,025)	(56,337)	—
	(8,383,730)	(1,145,260)	(328,893)	(251,963)

Net increase in net assets from
Fund share transactions (Note C)	97,797,389	41,924,696	8,071,183	1,203,679

Total increase in net assets	162,802,273	58,581,754	13,531,800	3,240,734

Net Assets:
Beginning of period	161,129,355	102,547,601	21,800,484	18,559,750
End of period*	$323,931,628	$161,129,355	$35,332,284	$21,800,484

* Including accumulated net investment income of	$—	$41,852	$—	$96

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	LKCM
	Fixed Income Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012
Operations:
Net investment income	$5,201,042	$6,012,446
Net realized gain on investments	431,378	1,628,044
Net change in unrealized
appreciation/depreciation on investments	(5,509,584)	2,747,190
Net increase in net assets resulting from operations	122,836	10,387,680

Dividends and Distributions to Shareholders:
Net investment income	(5,205,420)	(6,031,076)
Net realized gain on investments	(1,231,771)	(1,152,139)
	(6,437,191)	(7,183,215)

Net increase in net assets from
Fund share transactions (Note C)	21,539,078	24,559,400

Total increase in net assets	15,224,723	27,763,865

Net Assets:
Beginning of period	205,879,709	178,115,844
End of period	$221,104,432	$205,879,709

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Small Cap Equity Fund – Institutional Class
	Year		Year	Year		Year		Year
	Ended		Ended	Ended		Ended		Ended
	December 31,		December 31,	December 31,		December 31,		December 31,
	2013		2012	2011		2010		2009
Net Asset Value - Beginning of Period	$22.69		$22.45	$21.49		$16.16		$12.24
Net investment income (loss)	(0.06	)(1)	0.13 (2)	(0.08	)(2)	(0.07	)(2)	(0.05	)(2)
Net realized and unrealized gain on investments	8.02		2.01	1.04		5.40		3.97
Total from investment operations	7.96		2.14	0.96		5.33		3.92
Dividends from net investment income	—		(0.13)	—		—		—
Distributions from net realized gains	(2.32)		(1.77)	—		—		—
Total dividends and distributions	(2.32)		(1.90)	—		—		—
Net Asset Value - End of Period	$28.33		$22.69	$22.45		$21.49		$16.16
Total Return	35.11%		9.74%	4.47%		32.98%		32.03%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$1,047,607		$819,985	$785,280		$690,511		$529,166
Ratio of expenses to average net assets:	0.95%		0.94%	0.95%		0.96%		1.00%
Ratio of net investment income (loss) to average net assets:	(0.23)%		0.53%	(0.33)%		(0.38)%		(0.35)%
Portfolio turnover rate(3)	47%		49%	50%		57%		59%

(1)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	LKCM Small Cap Equity Fund – Adviser Class
	Year		Year	Year		Year		Year
	Ended		Ended	Ended		Ended		Ended
	December 31,		December 31,	December 31,		December 31,		December 31,
	2013		2012	2011		2010		2009
Net Asset Value - Beginning of Period	$22.07		$21.88	$21.00		$15.83		$12.02
Net investment income (loss)	(0.13	)(1)	0.07 (2)	(0.13	)(2)	(0.11	)(2)	(0.08	)(2)
Net realized and unrealized gain on investments	7.81		1.95	1.01		5.28		3.89
Total from investment operations	7.68		2.02	0.88		5.17		3.81
Dividends from net investment income	—		(0.06)	—		—		—
Distributions from net realized gains	(2.32)		(1.77)	—		—		—
Total dividends and distributions	(2.32)		(1.83)	—		—		—
Net Asset Value - End of Period	$27.43		$22.07	$21.88		$21.00		$15.83
Total Return	34.81%		9.45%	4.19%		32.66%		31.70%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$41,153		$40,737	$43,124		$44,124		$35,725
Ratio of expenses to average net assets:	1.20%		1.19%	1.20%		1.21%		1.25%
Ratio of net investment income (loss) to average net assets:	(0.48)%		0.28%	(0.58)%		(0.63)%		(0.60)%
Portfolio turnover rate(3)	47%		49%	50%		57%		59%

(1)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Small-Mid Cap Equity Fund
	Year		Year		May 2, 2011(1)
	Ended		Ended		through
	December 31,		December 31,		December 31,
	2013		2012		2011
Net Asset Value - Beginning of Period	$9.68		$8.86		$10.00
Net investment loss	(0.06	)(2)	(0.03	)(3)	(0.02	)(3)
Net realized and unrealized gain (loss) on investments	3.35		0.85		(1.12)
Total from investment operations	3.29		0.82		(1.14)
Net Asset Value - End of Period	$12.97		$9.68		$8.86
Total Return	33.99%		9.26%		(11.40	)%(4)

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$366,423		$250,164		$23,755
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.18%		1.18%		2.14	%(5)
After expense waiver and/or reimbursement	1.00%		1.00%		1.00	%(5)
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.77)%		(0.50)%		(1.55	)%(5)
After expense waiver and/or reimbursement	(0.59)%		(0.32)%		(0.41	)%(5)
Portfolio turnover rate	49%		56%		36%

(1)	Commencement of operations.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period in the statement of operations.
(4)	Not annualized.
(5)	Annualized.

	LKCM Equity Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013(2)	2012	2011	2010	2009
Net Asset Value - Beginning of Period	$17.62	$15.34	$15.18	$13.02	$10.33
Net investment income	0.14 (1)	0.14 (1)	0.11 (1)	0.08	0.10
Net realized and unrealized gain on investments	5.27	2.27	0.39	2.24	2.69
Total from investment operations	5.41	2.41	0.50	2.32	2.79
Dividends from net investment income	(0.12)	(0.12)	(0.10)	(0.08)	(0.10)
Distributions from net realized gains	(0.47)	(0.01)	(0.24)	(0.08)	—
Total dividends and distributions	(0.59)	(0.13)	(0.34)	(0.16)	(0.10)
Net Asset Value - End of Period	$22.44	$17.62	$15.34	$15.18	$13.02
Total Return	30.74%	15.69%	3.30%	17.77%	27.01%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$323,932	$161,129	$102,548	$72,370	$49,157
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.93%	0.96%	0.99%	1.04%	1.13%
After expense waiver and/or reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.53%	0.69%	0.54%	0.39%	0.62%
After expense waiver and/or reimbursement	0.66%	0.85%	0.73%	0.63%	0.95%
Portfolio turnover rate	17%	12%	20%	23%	26%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	On May 10, 2013, the Armstrong Fund was reorganized into the LKCM Equity Fund. Activity after May 10, 2013 reflects the Funds’ combined operations. See Note F.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Balanced Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Net Asset Value - Beginning of Period	$16.11	$14.53	$14.25	$13.09	$10.85
Net investment income	0.17	0.19	0.17	0.18	0.22
Net realized and unrealized gain on investments	3.55	1.58	0.28	1.16	2.24
Total from investment operations	3.72	1.77	0.45	1.34	2.46
Dividends from net investment income	(0.17)	(0.19)	(0.17)	(0.18)	(0.22)
Distributions from net realized gains	(0.03)	—	—	—	—
Total dividends and distributions	(0.20)	(0.19)	(0.17)	(0.18)	(0.22)
Net Asset Value - End of Period	$19.63	$16.11	$14.53	$14.25	$13.09
Total Return	23.18%	12.20%	3.16%	10.31%	22.90%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$35,332	$21,800	$18,560	$16,486	$13,476
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.04%	1.10%	1.14%	1.25%	1.41%
After expense waiver and/or reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.72%	0.91%	0.83%	0.89%	1.28%
After expense waiver and/or reimbursement	0.96%	1.21%	1.17%	1.34%	1.89%
Portfolio turnover rate	10%	15%	34%	13%	22%

	LKCM Fixed Income Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Net Asset Value - Beginning of Period	$11.23	$11.04	$11.03	$10.85	$10.20
Net investment income	0.27	0.34	0.37	0.40	0.43
Net realized and unrealized gain (loss) on investments	(0.26)	0.25	0.09	0.22	0.65
Total from investment operations	0.01	0.59	0.46	0.62	1.08
Dividends from net investment income	(0.27)	(0.34)	(0.37)	(0.40)	(0.43)
Distributions from net realized gains	(0.06)	(0.06)	(0.08)	(0.04)	—
Total dividends and distributions	(0.33)	(0.40)	(0.45)	(0.44)	(0.43)
Net Asset Value - End of Period	$10.91	$11.23	$11.04	$11.03	$10.85
Total Return	0.07%	5.44%	4.22%	5.82%	10.77%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$221,104	$205,880	$178,116	$162,353	$149,218
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.72%	0.71%	0.72%	0.73%	0.76%
After expense waiver and/or reimbursement	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	2.34%	2.98%	3.31%	3.55%	4.00%
After expense waiver and/or reimbursement	2.41%	3.04%	3.38%	3.63%	4.11%
Portfolio turnover rate	30%	31%	24%	20%	30%

The accompanying notes are an integral part of these financial statements.

LKCM Funds
Notes to the Financial Statements

A.  Organization and Significant Accounting Policies: LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of eight diversified series, five of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund and LKCM Fixed Income Fund (collectively, the “Funds”), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), December 30, 1997 (LKCM Balanced Fund and LKCM Fixed Income Fund), and May 2, 2011 (LKCM Small-Mid Cap Equity Fund). The Small Cap Equity Fund and the Equity Fund created a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The Small Cap Equity Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Equity Fund and Small-Mid Cap Equity Fund Adviser Class Shares have not yet commenced sales. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of smaller companies (those with market capitalizations at the time of investment between $400 million and $3 billion) which Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Small-Mid Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of small-mid capitalization companies (those with market capitalizations at the time of investment between $1 billion and $8 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and long-term capital appreciation by investing under normal circumstances primarily in a portfolio of equity and fixed income securities and cash equivalent securities with at least 25% of the Fund’s total assets invested in fixed income securities.  The LKCM Fixed Income Fund seeks to provide investors with current income by investing under normal circumstances at least 80% of its net assets in a portfolio of investment grade corporate and government fixed income securities.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

1.  Security Valuation:  Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price (“NOCP”).  Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price.  Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued.  Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of the bid and ask price and/or by using a combination of daily quotes or matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which approximates fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1 -	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2 -
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 -
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2013:

LKCM Small Cap Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$1,086,947,486	$—	$—	$1,086,947,486
Money Market Fund	2,671,224	—	—	2,671,224
Total Investments*	$1,089,618,710	$—	$—	$1,089,618,710

LKCM Small-Mid Cap Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$355,005,504	$—	$—	$355,005,504
Money Market Funds	11,376,376	—	—	11,376,376
Total Investments*	$366,381,880	$—	$—	$366,381,880

LKCM Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$295,664,336	$—	$—	$295,664,336
Money Market Funds	28,233,585	—	—	28,233,585
Total Investments*	$323,897,921	$—	$—	$323,897,921

LKCM Balanced Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$24,463,750	$—	$—	$24,463,750
Corporate Bonds	—	9,851,487	—	9,851,487
Money Market Fund	848,617	—	—	848,617
Total Investments*	$25,312,367	$9,851,487	$—	$35,163,854

LKCM Fixed Income Fund
Description	Level 1	Level 2	Level 3	Total
Preferred Stock	$1,884,750	$—	$—	$1,884,750
Corporate Bonds	—	203,618,386	—	203,618,386
U.S. Government Issues	—	1,593,086	—	1,593,086
U.S. Government Sponsored Entities	—	9,639,506	—	9,639,506
Money Market Fund	2,671,879	—	—	2,671,879
Total Investments*	$4,556,629	$214,850,978	$—	$219,407,607

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no significant transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the previous annual report.

2.  Federal Income Taxes:  The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.  Distributions to Shareholders:  The LKCM Small Cap Equity, LKCM Small-Mid Cap Equity and LKCM Equity Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds generally intend to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

4.  Foreign Securities:  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.  Expense Allocation:  Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between the Fund’s classes in proportion to their respective net assets.

6.  Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.  Guarantees and Indemnifications: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

8.  Other:  Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes.

Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Accordingly, at December 31, 2013, reclassifications were recorded as follows:

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Small-Mid Cap	Equity	Balanced	Fixed
	Equity Fund	Equity Fund	Fund	Fund	Income Fund
Accumulated net
investment income	$2,418,900	$1,815,616	$6,700	$379	$4,378
Accumulated gains (loss)	—	1	44	(379)	(1,068)
Capital stock	(2,418,900)	(1,815,617)	(6,744)	—	(3,310)

9.  Restricted and Illiquid Securities:  The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.  Investment Advisory and Other Agreements: Luther King Capital Management Corporation (the “Adviser”) serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Funds through April 30, 2014 in order to limit each Fund’s operating expenses to the annual cap rates presented below. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, including money market funds, and extraordinary expenses. For the year ended December 31, 2013, the Adviser waived the following management fees to meet its expense cap obligations:

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Small-Mid Cap	Equity	Balanced	Fixed
	Equity Fund	Equity Fund	Fund	Fund	Income Fund
Annual Advisory Rate	0.75%	0.75%	0.70%	0.65%	0.50%
Annual Cap on Expenses	1.00% (Inst.)	1.00%	0.80%	0.80%	0.65%
	1.25% (Adviser)
Fees Waived in 2013	—	$550,901	$322,708	$67,215	$147,291

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Trust.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The Small Cap Equity Fund, Small-Mid Cap Equity and the Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund’s average daily net assets. For the year ended December 31, 2013, fees incurred by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $105,301.

C.  Fund Shares:  At December 31, 2013, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

Small Cap Equity Fund
	Year Ended		Year Ended
	December 31, 2013		December 31, 2012
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	7,160,666	$184,699,527	8,100,091	$196,206,366
Shares issued to shareholders in
reinvestment of distributions	2,344,622	66,376,248	2,352,426	52,200,325
Shares redeemed	(8,669,045)	(229,999,280)	(9,289,328)	(223,028,143)
Redemption fee		5,464		16,577
Net increase	836,243	$21,081,959	1,163,189	$25,395,125
Shares Outstanding:
Beginning of period	36,144,306		34,981,117
End of period	36,980,549		36,144,306

	Year Ended		Year Ended
	December 31, 2013		December 31, 2012
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	240,019	$5,993,032	354,133	$8,367,217
Shares issued to shareholders in
reinvestment of distributions	116,816	3,201,933	144,448	3,118,634
Shares redeemed	(702,113)	(17,789,230)	(623,689)	(14,664,514)
Redemption fee		486		1,068
Net decrease	(345,278)	$(8,593,779)	(125,108)	$(3,177,595)
Shares Outstanding:
Beginning of period	1,845,755		1,970,863
End of period	1,500,477		1,845,755
Total Net Increase		$12,488,180		$22,217,530

Small-Mid Cap Equity Fund
	Year Ended		Year Ended
	December 31, 2013		December 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	9,711,405	$105,122,031	25,719,580	$241,058,436
Shares redeemed	(7,314,011)	(79,641,825)	(2,555,855)	(24,343,804)
Redemption fee		841		16,796
Net increase	2,397,394	$25,481,047	23,163,725	$216,731,428
Shares Outstanding:
Beginning of period	25,845,750		2,682,025
End of period	28,243,144		25,845,750

Equity Fund
	Year Ended		Year Ended
	December 31, 2013		December 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	5,470,658	$101,665,684	3,492,239	$59,271,200
Proceeds from reorganization	767,299	15,482,266	—	—
Shares issued to shareholders in
reinvestment of distributions	326,996	7,314,894	55,498	964,550
Shares redeemed	(1,272,966)	(26,674,481)	(1,089,491)	(18,316,158)
Redemption fee		8,816		5,104
Capital contribution*		210		—
Net increase	5,291,987	$97,797,389	2,458,246	$41,924,696
Shares Outstanding:
Beginning of period	9,143,706		6,685,460
End of period	14,435,693		9,143,706

Balanced Fund
	Year Ended		Year Ended
	December 31, 2013		December 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	646,104	$11,580,995	119,962	$1,887,652
Shares issued to shareholders in
reinvestment of distributions	16,446	304,154	15,738	248,897
Shares redeemed	(215,795)	(3,825,436)	(59,493)	(932,870)
Redemption fee		11,470		—
Net increase	446,755	$8,071,183	76,207	$1,203,679
Shares Outstanding:
Beginning of period	1,353,478		1,277,271
End of period	1,800,233		1,353,478

Fixed Income Fund
	Year Ended		Year Ended
	December 31, 2013		December 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	4,508,561	$50,115,815	3,756,490	$42,295,000
Shares issued to shareholders in
reinvestment of distributions	523,187	5,755,116	565,654	6,353,109
Shares redeemed	(3,095,802)	(34,333,599)	(2,132,409)	(24,088,709)
Redemption fee		1,738		—
Capital contribution*		8		—
Net increase	1,935,946	$21,539,078	2,189,735	$24,559,400
Shares Outstanding:
Beginning of period	18,325,921		16,136,186
End of period	20,261,867		18,325,921

*	A capital contribution of $210 and $8 was made to the Equity Fund and Fixed Income Fund, respectively, by the Adviser for trade commission adjustments.

D.  Security Transactions: Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2013 were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other
LKCM Small Cap Equity Fund	$—	$458,347,571	$—	$513,853,896
LKCM Small-Mid Cap Equity Fund	—	165,636,102	—	143,550,753
LKCM Equity Fund	—	110,007,335	—	37,191,134
LKCM Balanced Fund	—	10,020,846	—	2,760,369
LKCM Fixed Income Fund	10,505,475	74,324,517	4,021,628	60,176,614

E.  Tax Information:  At December 31, 2013, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Small-Mid Cap	Equity	Balanced	Fixed
	Equity Fund	Equity Fund	Fund	Fund	Income Fund
Cost of Investments	$724,436,624	$258,005,916	$224,509,998	$24,623,109	$213,489,969
Gross Unrealized Appreciation	368,669,429	109,826,203	99,641,613	10,589,097	6,484,025
Gross Unrealized Depreciation	(3,487,343)	(1,450,239)	(253,690)	(48,352)	(566,387)
Net Unrealized Appreciation	$365,182,086	$108,375,964	$99,387,923	$10,540,745	$5,917,638
Undistributed Ordinary Income	—	—	—	—	—
Undistributed Long-Term Capital Gain	27,302,567	—	—	—	—
Total Distributable Earnings	$27,302,567	$—	$—	$—	$—
Other Accumulated Losses	$—	$(5,280,528)	$(394,243)	$(33,219)	$(230,727)
Total Accumulated Gains	$392,484,653	$103,095,436	$98,993,680	$10,507,526	$5,686,911

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At December 31, 2013, the capital loss carryforwards were as follows:

	Month/Year Expiring	Short-Term
LKCM Small-Mid Cap Equity Fund	Unexpiring Losses	$1,923,553

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.

During the year ended December 31, 2013, the LKCM Small-Mid Cap Equity Fund and the LKCM Balanced Fund utilized capital loss carryforwards of $3,324,324 and $180,429, respectively.

At December 31, 2013, the following Funds deferred, on a tax basis, post-October capital losses of:

LKCM Small-Mid Cap Equity Fund	$3,356,975
LKCM Equity Fund	394,243
LKCM Balanced Fund	33,219
LKCM Fixed Income Fund	230,727

The tax components of dividends paid during the periods shown below were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
LKCM Small Cap Equity Fund	$120,236	$84,168,513	$4,425,589	$62,970,801
LKCM Small-Mid Cap Equity Fund	—	—	—	—
LKCM Equity Fund	1,708,848	6,674,882	1,050,235	95,025
LKCM Balanced Fund	272,177	56,716	251,963	—
LKCM Fixed Income Fund	5,204,352	1,232,839	6,096,109	1,087,106

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2010 through December 31, 2013. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2013. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.  Reorganization of Armstrong Associates, Inc.:   On May 10, 2013, the LKCM Equity Fund and Armstrong Associates, Inc. (“Armstrong”) consummated the transactions contemplated by the agreement and plan of reorganization and dissolution between Armstrong and the Trust, on behalf of the LKCM Equity Fund (the “Plan”).  Pursuant to the Plan, Armstrong transferred all of its assets to the LKCM Equity Fund, and the LKCM Equity Fund assumed all of the liabilities of Armstrong, in exchange solely for Institutional Class shares of the LKCM Equity Fund, following which Armstrong distributed those LKCM Equity Fund shares pro rata to its shareholders and dissolved.  On the date of reorganization Armstrong had $8,172,113 of unrealized appreciation.

Net Asset Value
	Shares Issued to				Per Share at which
Armstrong	Shareholders of	Equity Fund	Combined	Tax Status	Reorganization
Net Assets	Armstrong	Net Assets	Net Assets	of Transfer	was Consummated
$15,482,266	767,208	$227,439,331	$242,921,597	Non-taxable	$20.18

G.  Subsequent Events:  In preparing these financial statements, the Trust has evaluated events after December 31, 2013 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of LKCM Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of LKCM Funds (the “Funds”) comprising the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund, and LKCM Small-Mid Cap Equity Fund as of December 31, 2013, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the LKCM Funds as of December 31, 2013, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated in the first paragraph, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
February 27, 2014

LKCM Funds
Additional Information
December 31, 2013

Availability of Proxy Voting Information:  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule: The Funds’ are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website(http://www.sec.gov) and may be available by calling 1-800-688-LKCM. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

Election of Trustees:  On February 21, 2013, the Trust held a Special Meeting of Shareholders to elect Trustees to the Board of Trustees of the Trust.  In connection with the Special Meeting of Shareholders, the Trust’s shareholders elected J. Luther King, Jr., H. Kirk Downey, Earle A. Shields, Jr., Richard J. Howell, Steven Purvis and Larry J. Lockwood to serve as trustees to the Board of Trustees of the Trust.

The following table illustrates the results of the voting with respect to the election of Trustees:

Trustee	For	Withheld
J. Luther King Jr.	83,209,072	2,032,811
H. Kirk Downey	83,238,239	2,003,646
Earle A. Shields, Jr.	83,208,667	2,033,217
Richard J. Howell	83,248,488	1,993,396
Steven R. Purvis	80,694,422	4,547,461
Larry J. Lockwood	84,999,777	242,107

Information about the Funds’ Trustees:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds’ Trustees and officers and is available, without charge, upon request by calling 1-800-688-LKCM.

		Term of		Number of
		Office &		Portfolios in
	Position(s)	Length		Fund Complex	Other
Name, Address	Held with	of Time	Principal Occupation	Overseen	Directorships
and Age	the Trust	Served(1)	During Past Five Years	by Trustee	Held by Trustee
Disinterested Trustees:
H. Kirk Downey	Chairman of	Since 2005	President and CEO, Texas	8	AZZ Incorporated
301 Commerce Street	the Board		Systems, LLC and CEO, Texas
Suite 1600	of Trustees		learning systems LLC since
Fort Worth, TX 76102			1999 (education companies);
Year of Birth: 1942	Trustee	Since 1994	Dean, M.J. Neeley School of
Business, Texas Christian University
Business School from 1987 to 1999.

Earle A. Shields, Jr.	Trustee	Since 1994	Consultant; formerly Consultant	8	None
301 Commerce Street			for NASDAQ Corp. and Vice
Suite 1600			President, Merrill Lynch & Co., Inc.
Fort Worth, TX 76102
Year of Birth: 1920

Richard J. Howell	Trustee	Since 2005	CPA; Adjunct Faculty at SMU	8	Red Robin Gourmet
301 Commerce Street			Cox School of Business from		Burgers, Inc.
Suite 1600	Chairman of	Since 2008	2004 to 2009; Consulting Services,
Fort Worth, TX 76102	the Audit and		since 2002; Audit Partner, Arthur
Year of Birth: 1942	Compliance		Andersen LLP from 1974 to 2002.
Committee

Larry J. Lockwood	Trustee	Since 2013	C.R. Williams Professor of Finance,	8	None
301 Commerce Street			Stan Block Endowed Chair in
Suite 1600			Finance, Department of Finance,
Fort Worth, TX 76102			Neeley School of Business, Texas
Year of Birth: 1953			Christian University since 1994.

Interested Trustees:
J. Luther King, Jr.(2)	Trustee,	Since 1994	Chairman, President and Director,	8	Tyler Technologies, Inc.
301 Commerce Street	President and		Luther King Capital Management
Suite 1600	Chief Executive		Corporation since 1979.
Fort Worth, TX 76102	Officer
Year of Birth: 1940

Steve R. Purvis(2)	Trustee	Since 2013	Principal, Luther King Capital	8	None
301 Commerce Street			Management since 2004, Vice
Suite 1600	Vice President	Since 2000	President and Portfolio Manager
Fort Worth, TX 76102			Luther King Capital Management
Year of Birth: 1964			since 1996.

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

Information about the Funds’ Trustees, Continued

Term of
Office &
	Position(s)	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served(1)	During Past Five Years
Officers:
J. Luther King, Jr.(2)	Trustee,	Since 1994	Chairman, President and Director, Luther King Capital Management
301 Commerce Street	President and		Corporation since 1979.
Suite 1600	Chief Executive
Fort Worth, TX 76102	Officer
Year of Birth: 1940

Steven R. Purvis(2)	Trustee	Since 2013	Principal, Luther King Capital Management since 2004,
301 Commerce Street			Vice President and Portfolio Manager, Luther King Capital
Suite 1600	Vice President	Since 2000	Management since 1996.
Fort Worth, TX 76102
Year of Birth: 1964

Paul W. Greenwell	Vice President	Since 1996	Principal, Luther King Capital Management since 1986,
301 Commerce Street			Vice President and Portfolio Manager, Luther King Capital
Suite 1600			Management since 1983.
Fort Worth, TX 76102
Year of Birth: 1950

Richard Lenart	Secretary and	Since 2006	Luther King Capital Management since 2005.
301 Commerce Street	Treasurer
Suite 1600
Fort Worth, TX 76102
Year of Birth: 1966

Jacob D. Smith	Chief	Since 2010	Chief Financial Officer since 2010, Principal, Luther King Capital
301 Commerce Street	Financial		Management since 2013, General Counsel and Chief Compliance
Suite 1600	Officer		Officer, Luther King Capital Management since 2006.
Fort Worth, TX 76102
Year of Birth: 1974	Chief	Since 2006
Compliance
Officer

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

(This page intentionally left blank.)

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of personal information about our shareholders.  This privacy notice describes the policies and procedures we have implemented to protect the privacy of your personal information as well as the sources through which we may obtain personal information about you.

How We Protect Your Personal Information

Protecting your personal information is an important priority at LKCM Funds.  Accordingly, we have implemented policies and procedures designed to safeguard your personal information, such as your social security number, portfolio and investment history, account numbers, account balances, and contact information from unauthorized access.  Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to nonaffiliated third parties, except as authorized by you or your representatives, as required or permitted by law, or to certain nonaffiliated third parties, such as custodians, brokers, auditors, attorneys, or proxy administrators, that assist us in providing investment management services to you or on your behalf.

How We Obtain Your Personal Information

We collect nonpublic personal information about you from various sources, including documents and other information that you or your representatives provide to us, communications that we have with you or your representatives, and documents and other information related to your investments or portfolio experience with us.

Please do not hesitate to contact our Chief Compliance Officer if you have any questions regarding the measures we have implemented to protect the privacy of your personal information.

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

LKCM FUNDS
P.O. Box 701
Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC	H. Kirk Downey	Larry J. Lockwood
Trustee, President	Chairman of the Board	Trustee

Paul W. Greenwell	Richard J. Howell	Richard Lenart
Vice President	Trustee	Secretary & Treasurer

Steven R. Purvis, CFA	Earle A. Shields, Jr.	Jacob D. Smith
Trustee, Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer

Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102

Administrator, Transfer Agent, Dividend
Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LKCM Aquinas Value Fund
LKCM Aquinas Growth Fund
LKCM Aquinas Small Cap Fund

Annual Report
December 31, 2013

Dear Fellow Shareholders:

We report the following performance information for the LKCM Aquinas Funds:

Five Year
					One Year	Average	Avg. Annual
			Net	Gross	Total	Annualized	Total Return
	Inception	NAV @	Expense	Expense	Return Ended	Return Ended	Since
Funds	Dates	12/31/13	Ratio*, **	Ratio**	12/31/13	12/31/13	Incept.***

LKCM Aquinas Value Fund	7/11/05	$17.99	1.50%	1.54%	33.60%	18.57%	7.84%
Russell 1000 Value® Index(1)					32.53%	16.67%	6.63%

LKCM Aquinas Growth Fund	7/11/05	$21.44	1.50%	1.59%	26.74%	16.60%	6.19%
Russell 1000 Growth® Index(2)					33.48%	20.39%	8.46%

LKCM Aquinas Small Cap Fund	7/11/05	$9.39	1.51%	2.33%	32.41%	21.17%	7.94%
Russell 2000® Index(3)					38.82%	20.08%	8.32%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*
The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund to maintain designated expense ratios through April 30, 2014.  This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance reflects fee waivers, if any, in effect.  In the absence of such waivers, total return would be reduced.  Investment performance is based upon the net expense ratio.

**
Expense ratios above are as of December 31, 2012, the Funds’ prior fiscal year end, as reported in the Funds’ current prospectus. Expense ratios reported for other periods in the financial highlights of this report for the Funds’ fiscal year ended December 31, 2013 may differ.

***	On July 11, 2005, the Aquinas Funds merged into the LKCM Aquinas Funds. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger.
(1)	The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
(2)	The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(3)	The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest companies in the Russell 3000 Index.
Note:  These indices defined above are not available for direct investment and the index performance therefore does not include expenses.

2013 Review

A substantial revaluation of equities occurred in 2013, as future corporate earnings expectations moved modestly higher and economic data broadly improved through the year.  Last minute maneuvering to preserve most of the Bush-era tax cuts prevented the economy from tumbling over the “fiscal cliff”, as many feared starting off the year, providing a sound base for early 2013.  The economy then successfully met several challenges throughout the year, including the government shutdown that threatened debt ratings, sequestration, and Federal Reserve commentary that it would reduce asset purchases.

During the second half of 2013, it became apparent that the global economic recovery was self-sustaining.  Domestically, the private sector has largely delivered and appears to have ample capacity to relever as economic growth accelerates.  We believe the primary threats to the public sector, including the “fiscal cliff” and potential missed debt payments, have been navigated.  Thus far, the European Union has contained sovereign stress, and the Eurozone economy is once again expanding, although very modestly.  In 2013, Japan took significant steps to reverse the corrosive effects of deflationary policies and has seen some reversal in stagflation.  In sum, it appears economic growth is once again global.  We believe that one area of concern is the emerging markets, where credit conditions are tightening further.  In our view, the significant, multi-year commodity bull market appears to have built up excesses in select emerging economies.

2014 Outlook

Following strong equity market returns in 2012 and 2013, we remain bullish on equities in 2014.  We believe that stronger global growth, healthy consumer balance sheets, lower fiscal drag, and accelerating capital investment should support this higher level of corporate earnings growth.

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A convenient framework for thinking about economic data is to classify data based on its relationship to the performance of the economy.  Much of 2012 and 2013 were marked by strong performance in leading economic indicators such as consumer confidence, housing, and the equity market.  In fact, all ten of the components of The Conference Board Leading Economic Index® improved in 2013.  The framework suggests that 2014 should be marked by gains in coincident economic indicators, including employment, industrial production, capital spending, and corporate earnings growth.  We believe a pick-up in lagging indicators, or economic warning flags, such as wage inflation, core inflation, and a higher federal funds interest rate is unlikely to emerge this year.

There are always challenges that must be navigated and a partial list of concerns that we are watching includes the potential for a hard economic landing in China, peak corporate profit margins, and rancorous budget/debt ceiling negotiations.  The new year also brings an interesting shift in the composition of the Federal Open Market Committee, which will exchange three dovish and one hawkish member for one dovish and three hawkish members. Although the new chairman, Janet Yellen, will set the tone, the new composition of the Federal Open Market Committee may be slightly more vocal than the previous committee.  In the Eurozone, fiscal deficits in the periphery remain high, and the public debt/gross domestic product ratio appears yet to peak.  Domestically, we believe an increase in interest rates is on the horizon, and some investors highlight this as a potential risk to equity valuations.

Our research shows that the specter of higher interest rates need not be a headwind for equities.  When interest rates are low historically (i.e., below 6%), we have found there have been a correspondingly positive correlation between higher interest rates and higher price-to-equity ratios.  In our view, this relationship is due to low bond yields and interest rates being associated with either weak economic growth and/or low inflation – both making equities relatively less attractive.  Therefore, we believe a rise in interest rates resulting from stronger economic growth should not present a significant headwind to current earnings multiples in our view.

With regard to fixed income, we remain very cautious in relation to term premium and believe that bond portfolios should remain short in duration.  We have previously discussed the notion of a rotation away from fixed income and into equities as interest rates begin to rise.  Bond mutual funds shifted from net inflows to net outflows in June of 2013, and monthly flows were negative through December 2013, ending the year with a net outflow of $78.5 billion.  Conversely, equity mutual funds saw net inflows of $158.8 billion in 2013.  We believe this trend is likely to continue as both institutional and retail investors again discover equities as an asset class and bond returns remain anemic.

Equity returns were much higher in 2013 than many investors initially anticipated, as sound corporate earnings, accelerating Gross Domestic Product (GDP) growth, ample liquidity, and the improving job market led to significant earnings multiple expansion.  We believe each of these tailwinds should remain in place for 2014, and we remain optimistic about equities.  Alternatively, we believe the fixed income market is likely to remain less attractive as interest rates likely end the year higher.  We anticipate 2014 will be a year of investment by corporations which have record levels of cash and have underinvested in plant, property, and equipment during this cycle.  Gradually improving housing and job creation should continue to support consumer spending.

Catholic Values Investing

The LKCM Aquinas Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishop’s (“USCCB”) Socially Responsible Investing Guidelines. The LKCM Aquinas Funds follow these guidelines by using an approach that focuses on Catholic values screening of portfolio companies, proactive dialogue with those companies whose practices conflict with the guidelines, and potential exclusion of those companies that are unwilling to alter their practices over time. We exclude a number of companies from possible investment that do not meet our standards for Catholic values investing. We monitor portfolio companies selected for the LKCM Aquinas Funds for policies on various issues set out in the USCCB guidelines. If investments are made in companies whose policies are inconsistent with the USCCB guidelines, we may attempt to influence the company’s policies through proactive dialogue and other efforts.

LKCM Aquinas Small Cap Fund

The LKCM Aquinas Small Cap Fund posted strong returns during the year ended December 31, 2013, advancing 32.41% against the 38.82% return for the Russell 2000 Index, the Fund’s benchmark.  For the year, our sector allocation decisions were additive to the Fund’s relative performance while our stock selection decisions detracted from the Fund’s performance.  Our stocks in all sectors contributed positively to the Fund’s results and the relative performance of our Financials sector stocks was a big contributor.  Stock selection weakness relative to the benchmark in the Consumer Discretionary, Energy and Industrials sectors detracted from our relative performance. Being underweight the underperforming Financials sector and the lagging Utilities sector benefitted our sector allocation decisions relative to the benchmark.  Overall, we are pleased with the Fund’s absolute and relative returns as our focus on companies that meet our stringent investment criteria enabled the Fund to keep up with the benchmark in this strong market.

LKCM Aquinas Value Fund

The LKCM Aquinas Value Fund posted strong returns for the year ended December 31, 2013, advancing 33.60% against the 32.53% return of the Russell 1000 Value Index, the Fund’s benchmark.  The Fund’s relative performance benefitted from stock selection in the

3

Energy, Consumer Discretionary, and Financials sectors, while stock selection in the Information Technology sector detracted from relative performance.  Stock selection in the other sectors had a relatively minor impact for the year.  Our decision to overweight the Consumer Discretionary, Industrials, and Information Technology sectors enhanced the Fund’s relative performance, as did our strategy to underweight the Utilities sector.  We continue to believe the Fund is well positioned with a strong emphasis on companies that we view as high quality with reasonable valuations relative to their earnings growth rates, which we believe can provide an opportunity to add value for the Fund and its shareholders during the upcoming year.  We continue to emphasize holdings where we expect meaningful dividend increases or share buybacks are likely during 2014.

LKCM Aquinas Growth Fund

The LKCM Aquinas Growth Fund posted strong returns for the year ending December 31, 2013, advancing 26.74% against the 33.48% return of the Russell 1000 Growth Index, the Fund’s benchmark.  The Fund benefited from stock selection in the Energy and Financials sectors relative to the benchmark, while stock selection in the Healthcare, Information Technology and Industrials sectors detracted from the Fund’s relative performance.  The Fund’s relative performance benefited from underweight allocations in the Consumer Staples and Telecommunications sectors, which were offset by our underweight position in the Healthcare sector.  We believe the Fund is well positioned in companies with good growth prospects for a continued worldwide economic recovery.

J. Luther King, Jr., CFA, CIC
February 11, 2014

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 10-15 of the report for more information on Fund holdings.  Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk.  Principal loss is possible.  Past performance is not a guarantee of future results.  Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.  These risks are discussed in the Funds’ Summary and Statutory Prospectuses.  Since the Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishop’s socially responsible investment guidelines, the Funds may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

Conference Board Leading Economic Index is an American economic leading indicator intended to forecast future economic activity.

Correlation is a statistical measure of how two securities move in relation to each other.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Current and future portfolio holdings are subject to risk.

Earnings growth is not a measure of the Fund’s future performance.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

4

PERFORMANCE:

The following information illustrates the historical performance of LKCM Aquinas Value Fund as of December 31, 2013 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2013)

	Past	Past	Past	Since
	1 Year	3 Years(1)	5 Years(1)	Inception(1)(2)
LKCM Aquinas Value Fund	33.60%	14.56%	18.57%	7.84%
Russell 1000 Value Index	32.53%	16.06%	16.67%	6.63%
Lipper Large-Cap Value Funds Index	33.24%	14.73%	16.36%	6.62%
(1)	Annualized.
(2)
The assets of the Aquinas Value Fund were acquired by the LKCM Aquinas Value Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM AQUINAS VALUE FUND
(for the period from July 11, 2005 through December 31, 2013)

The Russell 1000 Value Index is an unmanaged index consisting of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Large-Cap Value Funds Index is an index of large cap value mutual funds tracked by Lipper, Inc.

5

PERFORMANCE:

The following information illustrates the historical performance of LKCM Aquinas Growth Fund as of December 31, 2013 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2013)

	Past	Past	Past	Since
	1 Year	3 Years(1)	5 Years(1)	Inception(1)(2)
LKCM Aquinas Growth Fund	26.74%	12.45%	16.60%	6.19%
Russell 1000 Growth Index	33.48%	16.45%	20.39%	8.46%
Lipper Large-Cap Growth Funds Index	35.41%	15.08%	19.43%	7.65%
(1)	Annualized.
(2)
The assets of the Aquinas Growth Fund were acquired by the LKCM Aquinas Growth Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM AQUINAS GROWTH FUND
(for the period from July 11, 2005 through December 31, 2013)

The Russell 1000 Growth Index consists of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Lipper Large-Cap Growth Funds Index is an index of large cap growth mutual funds tracked by Lipper, Inc.

6

PERFORMANCE:

The following information illustrates the historical performance of LKCM Aquinas Small Cap Fund as of December 31, 2013 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2013)

	Past	Past	Past	Since
	1 Year	3 Years(1)	5 Years(1)	Inception(1)(2)
LKCM Aquinas Small Cap Fund	32.41%	14.18%	21.17%	7.94%
Russell 2000 Index	38.82%	15.67%	20.08%	8.32%
Lipper Small-Cap Core Funds Index	36.13%	14.93%	20.75%	8.92%
(1)	Annualized.
(2)
The assets of the Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Small Cap Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM AQUINAS SMALL CAP FUND
(for the period from July 11, 2005 through December 31, 2013)

The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000 Index.

The Lipper Small-Cap Core Funds Index is an index of small cap core mutual funds tracked by Lipper, Inc.

7

LKCM Aquinas Funds Expense Example — December 31, 2013

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/13 - 12/31/13).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Aquinas Value, Aquinas Growth and Aquinas Small Cap Funds within 30 days of purchase, unless otherwise determined by the Funds in their discretion. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Aquinas Value Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/13	12/31/13	7/1/13 – 12/31/13
Actual	$1,000.00	$1,165.80	$8.19
Hypothetical (5% return before expense)	$1,000.00	$1,017.64	$7.63

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Aquinas Growth Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/13	12/31/13	7/1/13 – 12/31/13
Actual	$1,000.00	$1,187.90	$8.27
Hypothetical (5% return before expense)	$1,000.00	$1,017.64	$7.63

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Aquinas Small Cap Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/13	12/31/13	7/1/13 – 12/31/13
Actual	$1,000.00	$1,202.80	$8.33
Hypothetical (5% return before expense)	$1,000.00	$1,017.64	$7.63

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

8

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Aquinas Funds — December 31, 2013

Percentages represent market value as a percentage of total investments.

LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund

LKCM Aquinas Small Cap Fund

9

LKCM Aquinas Value Fund
Schedule of Investments
December 31, 2013

COMMON STOCKS - 99.0%	Shares	Value
Aerospace & Defense - 2.3%
Honeywell International Inc.	15,000	$1,370,550

Auto Components - 2.0%
The Goodyear Tire & Rubber Company	50,000	1,192,500

Banks - 8.9%
BOK Financial Corporation	17,500	1,160,600
Cullen/Frost Bankers, Inc.	17,500	1,302,525
SunTrust Banks, Inc.	35,000	1,288,350
Zions Bancorporation	50,000	1,498,000
		5,249,475
Beverages - 2.8%
The Coca-Cola Company	20,000	826,200
PepsiCo, Inc.	10,000	829,400
		1,655,600
Building Products - 1.0%
Masco Corporation	25,000	569,250

Chemicals - 5.5%
FMC Corporation	24,000	1,811,040
Monsanto Company	12,500	1,456,875
		3,267,915
Commercial Services & Supplies - 1.7%
Waste Management, Inc.	22,500	1,009,575

Computers & Peripherals - 3.0%
EMC Corporation	40,000	1,006,000
International Business Machines Corporation	4,020	754,032
		1,760,032
Construction Materials - 2.1%
Martin Marietta Materials, Inc.	12,500	1,249,250

Distributors - 1.5%
LKQ Corporation (a)	27,500	904,750

Diversified Financial Services - 2.5%
JPMorgan Chase & Co.	25,000	1,462,000

Diversified Telecommunication Services - 1.0%
Verizon Communications Inc.	12,500	614,250

Electrical Equipment & Instruments - 3.4%
Emerson Electric Co.	10,800	757,944
Roper Industries, Inc.	9,000	1,248,120
		2,006,064
Electronic Equipment & Instruments - 3.2%
National Instruments Corporation	25,000	800,500
Trimble Navigation Limited (a)	31,500	1,093,050
		1,893,550
Energy Equipment & Services - 1.3%
Schlumberger Limited (b)	8,400	756,924

Food & Drug Retailing - 2.4%
CVS Caremark Corporation	20,000	1,431,400

Food Products - 1.4%
Kraft Foods Group, Inc.	15,000	808,800

Health Care Equipment & Supplies - 3.9%
Covidien PLC (b)	20,000	1,362,000
DENTSPLY International Inc.	20,000	969,600
		2,331,600
Household Durables - 2.7%
Whirlpool Corporation	10,000	1,568,600

Insurance - 5.9%
MetLife, Inc.	35,000	1,887,200
Prudential Financial, Inc.	17,500	1,613,850
		3,501,050
Internet Software & Services - 2.0%
Akamai Technologies, Inc. (a)	25,000	1,179,500

Machinery - 3.9%
Barnes Group Inc.	25,000	957,750
Danaher Corporation	17,500	1,351,000
		2,308,750
Media - 1.5%
Cinemark Holdings, Inc.	10,000	333,300
Time Warner Inc.	7,500	522,900
		856,200
Metals & Mining - 1.9%
Commercial Metals Company	55,000	1,118,150

Multiline Retail - 1.7%
Kohl’s Corporation	18,000	1,021,500

Oil & Gas & Consumable Fuels - 15.4%
Cabot Oil & Gas Corporation	36,000	1,395,360
ConocoPhillips	11,000	777,150
Denbury Resources Inc. (a)	35,000	575,050
Exxon Mobil Corporation	4,000	404,800
Gulfport Energy Corporation (a)	25,000	1,578,750
Noble Energy, Inc.	16,500	1,123,815
Range Resources Corporation	10,000	843,100
SM Energy Company	15,000	1,246,650
The Williams Companies, Inc.	30,000	1,157,100
		9,101,775
Pharmaceuticals - 3.1%
Abbott Laboratories	20,000	766,600
AbbVie Inc.	20,000	1,056,200
		1,822,800
Software - 4.3%
Adobe Systems Incorporated (a)	32,500	1,946,100
Nuance Communications, Inc. (a)	40,000	608,000
		2,554,100
Specialty Retail - 3.8%
The Home Depot, Inc.	10,000	823,400
Tiffany & Co.	15,000	1,391,700
		2,215,100

The accompanying notes are an integral part of these financial statements.

10

LKCM Aquinas Value Fund
Schedule of Investments, Continued
December 31, 2013

COMMON STOCKS	Shares	Value
Thrifts & Mortgage Finance - 1.3%
Capitol Federal Financial Inc.	65,000	$787,150
Wireless Telecommunication Services - 1.6%
Vodafone Group PLC - ADR (b)	24,000	943,440
TOTAL COMMON STOCKS
(Cost $34,161,528)		58,511,600

SHORT-TERM INVESTMENT - 1.1%
Money Market Fund (c) - 1.1%
Federated Government Obligations Fund -
Institutional Shares, 0.01%	623,945	623,945

TOTAL SHORT-TERM INVESTMENT
(Cost $623,945)		623,945

Total Investments - 100.1%
(Cost $34,785,473)		59,135,545
Liabilities in Excess of Other Assets - (0.1)%		(74,869)
TOTAL NET ASSETS - 100.0%		$59,060,676

ADR  American Depository Receipt.
(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

11

LKCM Aquinas Growth Fund
Schedule of Investments
December 31, 2013

COMMON STOCKS - 99.3%	Shares	Value
Aerospace & Defense - 3.3%
Honeywell International Inc.	7,675	$701,265
Rockwell Collins, Inc.	10,000	739,200
		1,440,465
Air Freight & Logistics - 1.6%
FedEx Corp.	5,000	718,850

Auto Components - 1.3%
Gentex Corporation	16,875	556,706

Automobiles - 0.5%
Thor Industries, Inc.	4,000	220,920

Banks - 2.6%
Cullen/Frost Bankers, Inc.	3,000	223,290
Texas Capital Bancshares, Inc. (a)	15,000	933,000
		1,156,290
Beverages - 1.5%
PepsiCo, Inc.	8,100	671,814

Chemicals - 1.7%
FMC Corporation	10,000	754,600

Communication Equipment - 2.9%
F5 Networks, Inc. (a)	6,000	545,160
QUALCOMM Incorporated	10,000	742,500
		1,287,660
Computers & Peripherals - 5.9%
Apple Inc.	1,500	841,665
EMC Corporation	30,000	754,500
International Business
Machines Corporation	3,500	656,495
NetApp, Inc.	8,000	329,120
		2,581,780
Consumer Finance - 1.8%
American Express Company	8,750	793,888

Containers & Packaging - 1.1%
Greif, Inc. - Class A	8,775	459,810

Distributors - 2.2%
LKQ Corporation (a)	30,000	987,000

Diversified Financial Services - 1.2%
MarketAxess Holdings Inc.	8,000	534,960

Electrical Equipment
& Instruments - 5.6%
AMETEK, Inc.	15,000	790,050
Emerson Electric Co.	12,000	842,160
Roper Industries, Inc.	6,000	832,080
		2,464,290
Electronic Equipment
& Instruments - 3.1%
National Instruments Corporation	18,000	576,360
Trimble Navigation Limited (a)	22,000	763,400
		1,339,760
Energy Equipment & Services - 1.3%
Dril-Quip, Inc. (a)	5,000	549,650

Food & Drug Retailing - 2.2%
Costco Wholesale Corporation	8,000	952,080

Food Products - 1.6%
Whole Foods Market, Inc.	12,000	693,960

Health Care Equipment & Supplies - 3.1%
Covidien PLC (b)	10,000	681,000
DENTSPLY International Inc.	14,000	678,720
		1,359,720
Health Care Providers & Services - 3.4%
Catamaran Corporation (a) (b)	9,000	427,320
Express Scripts Holding Co (a)	8,000	561,920
McKesson Corporation	3,000	484,200
		1,473,440
Household Durables - 1.6%
Whirlpool Corporation	4,400	690,184

Household Products - 3.6%
Colgate-Palmolive Company	12,000	782,520
The Procter & Gamble Company	10,000	814,100
		1,596,620
Insurance - 1.5%
Prudential Financial, Inc.	7,000	645,540

Internet Catalog & Retail - 2.7%
Amazon.com, Inc. (a)	3,000	1,196,370

Internet Software & Services - 7.3%
Akamai Technologies, Inc. (a)	17,000	802,060
Facebook, Inc. - Class A (a)	16,000	874,560
Google Inc. - Class A (a)	1,000	1,120,710
Yahoo! Inc. (a)	10,000	404,400
		3,201,730
Machinery - 3.6%
Danaher Corporation	11,000	849,200
Valmont Industries, Inc.	5,000	745,600
		1,594,800
Media - 1.2%
Sirius XM Holdings Inc. (a)	150,000	523,500

Metals & Mining - 3.1%
Carpenter Technology Corporation	10,000	622,000
Reliance Steel & Aluminum Co.	10,000	758,400
		1,380,400
Oil & Gas & Consumable Fuels - 8.9%
Cabot Oil & Gas Corporation	40,000	1,550,400
Oasis Petroleum Inc. (a)	15,000	704,550
Range Resources Corporation	10,000	843,100
SM Energy Company	10,000	831,100
		3,929,150

The accompanying notes are an integral part of these financial statements.

12

LKCM Aquinas Growth Fund
Schedule of Investments, Continued
December 31, 2013

COMMON STOCKS	Shares	Value
Personal Products - 1.1%
Avon Products, Inc.	29,250	$503,685

Pharmaceuticals - 1.0%
AbbVie Inc.	8,000	422,480

Software - 6.9%
ACI Worldwide, Inc. (a)	15,000	975,000
Adobe Systems Incorporated (a)	10,000	598,800
ANSYS, Inc. (a)	6,000	523,200
Aspen Technology, Inc. (a)	15,000	627,000
Citrix Systems, Inc. (a)	5,000	316,250
		3,040,250
Specialty Retail - 6.1%
The Home Depot, Inc.	6,000	494,040
O’Reilly Automotive, Inc. (a)	6,000	772,260
Tractor Supply Company	18,000	1,396,440
		2,662,740
Textiles, Apparel & Luxury Goods - 2.8%
lululemon athletica inc. (a)	6,000	354,180
V.F. Corporation	14,000	872,760
		1,226,940
TOTAL COMMON STOCKS
(Cost $26,293,626)		43,612,032

Total Investments - 99.3%
(Cost $26,293,626)		43,612,032
Other Assets in Excess of Liabilities - 0.7%		324,616
TOTAL NET ASSETS - 100.0%		$43,936,648
(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

13

LKCM Aquinas Small Cap Fund
Schedule of Investments
December 31, 2013

COMMON STOCKS - 98.1%	Shares	Value
Aerospace & Defense - 2.5%
Hexcel Corporation (a)	4,145	$185,240
Teledyne Technologies Incorporated (a)	1,980	181,883
		367,123
Auto Components - 0.8%
Group 1 Automotive, Inc.	1,635	116,118

Automobiles - 1.3%
Thor Industries, Inc.	3,540	195,514

Banks - 10.0%
BancorpSouth, Inc.	8,883	225,806
Columbia Banking System, Inc.	6,605	181,704
Community Bank System, Inc.	4,705	186,694
First Horizon National Corporation	11,035	128,558
Hancock Holding Company	1,880	68,958
Hanmi Financial Corporation	2,050	44,874
Home Bancshares Inc.	6,720	250,992
Prosperity Bancshares, Inc.	2,735	173,372
Texas Capital Bancshares, Inc. (a)	3,265	203,083
		1,464,041
Biotechnology - 0.7%
EXACT Sciences Corp. (a)	8,880	103,807

Building Products - 1.1%
Armstrong World Industries, Inc. (a)	2,801	161,366

Capital Markets - 1.2%
Evercore Partners Inc. - Class A	2,960	176,949

Chemicals - 1.1%
PolyOne Corporation	4,730	167,205

Communications Equipment - 5.6%
Allot Communications Ltd. (a) (b)	7,660	116,126
Ciena Corporation (a)	8,255	197,542
Infinera Corporation (a)	14,740	144,157
IXIA (a)	6,455	85,916
Loral Space & Communications Inc. (a)	1,780	144,145
NICE Systems Limited - ADR (b)	3,125	128,000
		815,886
Construction & Engineering - 0.6%
Primoris Services Corporation	2,800	87,164

Construction Materials - 0.8%
Headwaters Incorporated (a)	12,425	121,641

Consumer Finance - 1.1%
First Cash Financial Services, Inc. (a)	2,725	168,514

Containers & Packaging - 1.2%
Greif, Inc. - Class A	3,255	170,562

Diversified Consumer Services - 1.7%
DeVry Education Group Inc.	2,175	77,213
Hillenbrand, Inc.	6,060	178,285
		255,498
Diversified Financial Services - 2.2%
HFF, Inc. - Class A (a)	6,055	162,576
MarketAxess Holdings Inc.	2,370	158,482
		321,058
Diversified Telecommunication
Services - 0.8%
Ruckus Wireless, Inc. (a)	8,205	116,511

Electrical Equipment
& Instruments - 3.1%
Belden Inc.	3,505	246,927
Franklin Electric Co., Inc.	4,570	204,005
		450,932
Electronic Equipment
& Instruments - 0.5%
Coherent, Inc. (a)	995	74,018

Energy Equipment & Services - 0.8%
Atwood Oceanics, Inc. (a)	2,125	113,454

Food & Drug Retailing - 1.5%
Casey’s General Stores, Inc.	2,565	180,191
The Chefs’ Warehouse, Inc. (a)	1,385	40,387
		220,578
Health Care Equipment & Supplies - 7.0%
Cyberonics, Inc. (a)	3,650	239,111
DexCom Inc. (a)	6,520	230,873
Endologix, Inc. (a)	9,695	169,081
MWI Veterinary Supply, Inc. (a)	1,440	245,650
The Spectranetics Corporation (a)	5,918	147,950
		1,032,665
Health Care Providers & Services - 2.6%
Acadia Healthcare Company, Inc. (a)	1,550	73,361
Team Health Holdings, Inc. (a)	6,720	306,096
		379,457
Hotels, Restaurants & Leisure - 1.6%
Bloomin’ Brands, Inc. (a)	2,820	67,708
Orient-Express Hotels LTD. -
Class A (a) (b)	10,645	160,846
		228,554
Household Durables - 0.6%
Ethan Allen Interiors Inc.	2,755	83,807

Industrial Conglomerates - 1.0%
Raven Industries, Inc.	3,600	148,104

Insurance - 1.8%
AmTrust Financial Services, Inc.	2,938	96,043
Endurance Specialty Holdings Ltd. (b)	2,770	162,516
		258,559

The accompanying notes are an integral part of these financial statements.

14

LKCM Aquinas Small Cap Fund
Schedule of Investments, Continued
December 31, 2013

COMMON STOCKS	Shares	Value
Internet Software & Services - 2.2%
Euronet Worldwide, Inc. (a)	3,305	$158,144
LogMeIn, Inc. (a)	4,820	161,711
		319,855
IT Consulting & Services - 2.9%
Acxiom Corporation (a)	7,390	273,282
Sapient Corporation (a)	8,705	151,119
		424,401
Leisure Equipment & Products - 2.3%
Arctic Cat Inc.	2,850	162,393
Pool Corporation	2,980	173,257
		335,650
Machinery - 7.4%
Actuant Corporation - Class A	4,560	167,078
Barnes Group Inc.	4,695	179,866
Chart Industries, Inc. (a)	1,272	121,654
Harsco Corporation	3,980	111,559
The Manitowoc Company, Inc.	7,625	177,815
The Middleby Corporation (a)	845	202,775
TriMas Corporation (a)	3,244	129,403
		1,090,150
Media - 1.2%
Cinemark Holdings, Inc.	5,185	172,816

Metals & Mining - 2.2%
Carpenter Technology Corporation	2,175	135,285
Commercial Metals Company	9,075	184,495
		319,780
Oil & Gas & Consumable Fuels - 3.6%
Athlon Energy Inc. (a)	6,493	196,413
Bill Barrett Corporation (a)	2,810	75,252
Kodiak Oil & Gas Corporation (a) (b)	12,620	141,470
Sanchez Energy Corporation (a)	4,714	115,540
		528,675
Pharmaceuticals - 1.7%
Akorn, Inc. (a)	10,386	255,807

Semiconductor Equipment
& Products - 1.0%
Rambus Inc. (a)	14,805	140,203

Software - 8.5%
ACI Worldwide, Inc. (a)	3,360	218,400
Aspen Technology, Inc. (a)	4,685	195,833
Bottomline Technologies (de) Inc. (a)	5,125	185,320
Interactive Intelligence Group, Inc. (a)	3,330	224,309
IntraLinks Holdings, Inc. (a)	11,425	138,357
Mentor Graphics Corporation	6,800	163,676
Pegasystems Inc.	2,550	125,409
		1,251,304
Specialty Retail - 2.3%
DSW Inc. - Class A	2,713	115,927
Genesco Inc. (a)	1,135	82,923
Guess?, Inc.	4,615	143,388
		342,238
Textiles, Apparel & Luxury Goods - 5.0%
Fifth & Pacific Companies, Inc. (a)	8,030	257,522
Oxford Industries, Inc.	2,270	183,121
Skechers U.S.A., Inc. - Class A (a)	3,495	115,789
Wolverine World Wide, Inc.	5,190	176,253
		732,685
Thrifts & Mortgage Finance - 0.7%
Capitol Federal Financial Inc.	9,070	109,838

Trading Companies & Distributors - 3.9%
Applied Industrial Technologies, Inc.	3,155	154,879
Beacon Roofing Supply, Inc. (a)	2,135	85,998
MRC Global Inc. (a)	3,975	128,233
WESCO International, Inc. (a)	2,255	205,363
		574,473
TOTAL COMMON STOCKS
(Cost $10,353,033)		14,396,960

SHORT-TERM INVESTMENT - 2.1%
Money Market Fund (c) - 2.1%
Federated Government Obligations Fund -
Institutional Shares, 0.01%	304,006	304,006

TOTAL SHORT-TERM INVESTMENT
(Cost $304,006)		304,006

Total Investments - 100.2%
(Cost $10,657,039)		14,700,966
Liabilities in Excess of Other Assets - (0.2)%		(27,534)
TOTAL NET ASSETS - 100.0%		$14,673,432

ADR  American Depository Receipt.
(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities
December 31, 2013

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Assets:
Investments, at value*	$59,135,545	$43,612,032	$14,700,966
Cash	—	—	886
Dividends and interest receivable	39,698	14,426	7,833
Receivable for fund shares sold	119,202	6,225	10,401
Receivable for investments sold	—	479,781	—
Other assets	10,656	9,750	11,346
Total assets	59,305,101	44,122,214	14,731,432

Liabilities:
Payable for investment advisory fees	129,504	91,493	14,033
Payable for distribution expense (Note B)	55,857	40,614	8,261
Payable for fund shares redeemed	24,940	12,734	13,025
Payable for accounting and transfer agent fees and expenses	12,244	11,383	7,790
Payable for administrative fees	8,922	6,929	4,041
Payable for professional fees	7,110	6,235	4,585
Accrued expenses and other liabilities	5,848	16,178	6,265
Total liabilities	244,425	185,566	58,000
Net Assets	$59,060,676	$43,936,648	$14,673,432

Net Assets Consist of:
Paid in capital	$34,707,970	$26,490,062	$10,127,992
Accumulated net realized gain on securities	2,634	128,180	501,513
Net unrealized appreciation on investments	24,350,072	17,318,406	4,043,927
Net Assets	$59,060,676	$43,936,648	$14,673,432

Net Assets	$59,060,676	$43,936,648	$14,673,432
Shares of beneficial interest outstanding
(unlimited shares of no par value authorized)	3,283,682	2,049,023	1,562,608
Net asset value per share
(offering and redemption price)	$17.99	$21.44	$9.39

* Cost of Investments	$34,785,473	$26,293,626	$10,657,039

The accompanying notes are an integral part of these financial statements.

16

Statement of Operations
For the year ended December 31, 2013

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Investment Income:
Dividends*	$913,508	$352,526	$96,191
Interest	78	164	42
Total income	913,586	352,690	96,233

Expenses:
Investment advisory fees	474,148	355,627	135,042
Distribution expense (Note B)	131,708	98,786	33,761
Accounting and transfer agent fees and expenses	72,959	68,612	45,703
Administrative fees	50,585	38,361	23,705
Federal and state registration	23,486	22,208	22,119
Professional fees	12,117	9,970	5,813
Reports to shareholders	11,103	10,668	3,253
Trustees’ fees	8,611	6,696	2,190
Custody fees and expenses	6,634	5,175	28,939
Other	12,008	9,034	2,926
Total expenses	803,359	625,137	303,451
Less, expense waiver and/or reimbursement (Note B)	(13,113)	(32,425)	(100,888)
Net expenses	790,246	592,712	202,563
Net investment income (loss)	123,340	(240,022)	(106,330)

Realized and Unrealized Gain on Investments:
Net realized gain on investments	2,468,837	3,706,417	1,044,718
Net change in unrealized appreciation/depreciation on investments	12,541,076	6,003,811	2,923,892
Net Realized and Unrealized Gain on Investments	15,009,913	9,710,228	3,968,610

Net Increase in Net Assets Resulting from Operations	$15,133,253	$9,470,206	$3,862,280

* Net of foreign taxes withheld	$—	$—	$279

The accompanying notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets

	LKCM Aquinas		LKCM Aquinas
	Value Fund		Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012
Operations:
Net investment income (loss)	$123,340	$217,764	$(240,022)	$(131,263)
Net realized gain on investments	2,468,837	1,326,430	3,706,417	673,619
Net change in unrealized appreciation/depreciation
on investments	12,541,076	3,495,779	6,003,811	2,988,753

Net increase in net assets resulting from operations	15,133,253	5,039,973	9,470,206	3,531,109

Dividends and Distributions to Shareholders:
Net investment income	(131,454)	(217,662)	—	—
Net realized gain on investments	(2,858,568)	—	(3,854,604)	(193,245)
	(2,990,022)	(217,662)	(3,854,604)	(193,245)
Net increase (decrease) in net assets resulting
from Fund share transactions (Note C)	15,560	23,488	3,005,783	(1,720,497)

Total increase in net assets	12,158,791	4,845,799	8,621,385	1,617,367

Net Assets:
Beginning of period	46,901,885	42,056,086	35,315,263	33,697,896
End of period*	$59,060,676	$46,901,885	$43,936,648	$35,315,263
* Including accumulated net investment income of	$—	$5,438	$—	$—

	LKCM Aquinas
	Small Cap Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012
Operations:
Net investment loss	$(106,330)	$(2,809)
Net realized gain on investments	1,044,718	890,642
Net change in unrealized appreciation/depreciation
on investments	2,923,892	(51,171)

Net increase in net assets resulting from operations	3,862,280	836,662

Dividends and Distributions to Shareholders:
Net realized gain on investments	(498,077)	(881,020)

Net increase (decrease) in net assets resulting
from Fund share transactions (Note C)	(374,684)	691,086

Total increase in net assets	2,989,519	646,728

Net Assets:
Beginning of period	11,683,913	11,037,185
End of period	$14,673,432	$11,683,913

The accompanying notes are an integral part of these financial statements.

18

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Aquinas Value Fund
	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	December 31,		December 31,		December 31,		December 31,		December 31,
	2013		2012		2011		2010		2009

Net Asset Value - Beginning of Period	$14.18		$12.72		$12.68		$10.82		$8.15
Net investment income	0.04		0.07		0.02		0.00	(1)	0.02
Net realized and unrealized gain on investments	4.72		1.46		0.04		1.87		2.67
Total from investment operations	4.76		1.53		0.06		1.87		2.69
Dividends from net investment income	(0.04)		(0.07)		(0.02)		(0.01)		(0.02)
Distributions from net realized gains	(0.91)		—		—		—		—
Total dividends and distributions	(0.95)		(0.07)		(0.02)		(0.01)		(0.02)
Net Asset Value - End of Period	$17.99		$14.18		$12.72		$12.68		$10.82
Total Return	33.60%		12.01%		0.46%		17.25%		32.94%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$59,061		$46,902		$42,056		$38,354		$36,536
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.52%		1.54%		1.55%		1.57%		1.65%
After expense waiver and/or reimbursement	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	0.21%		0.44%		0.11%		(0.06)%		0.04%
After expense waiver and/or reimbursement	0.23%		0.48%		0.16%		0.01%		0.19%
Portfolio turnover rate	9%		28%		29%		31%		29%

(1) Amount is less than $0.005.

	LKCM Aquinas Growth Fund
	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	December 31,		December 31,		December 31,		December 31,		December 31,
	2013		2012		2011		2010		2009

Net Asset Value - Beginning of Period	$18.53		$16.86		$16.61		$14.25		$10.96
Net investment loss	(0.13	)(1)	(0.07	)(2)	(0.10	)(2)	(0.08	)(2)	(0.04	)(2)
Net realized and unrealized gain on investments	5.07		1.84		0.35		2.44		3.33
Total from investment operations	4.94		1.77		0.25		2.36		3.29
Distributions from net realized gains	(2.03)		(0.10)		—		—		—
Net Asset Value - End of Period	$21.44		$18.53		$16.86		$16.61		$14.25
Total Return	26.74%		10.52%		1.51%		16.56%		30.02%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$43,937		$35,315		$33,698		$31,099		$34,071
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.58%		1.58%		1.60%		1.63%		1.66%
After expense waiver and/or reimbursement	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.69)%		(0.44)%		(0.71)%		(0.65)%		(0.46)%
After expense waiver and/or reimbursement	(0.61)%		(0.36)%		(0.61)%		(0.52)%		(0.30)%
Portfolio turnover rate	44%		42%		50%		46%		47%

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding during the period.
(2)	Net investment loss per share is calculated using the ending balance of accumulated net investment loss prior to considerations of adjustments for permanent book and tax differences.

The accompanying notes are an integral part of these financial statements.

19

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Aquinas Small Cap Fund
	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	December 31,		December 31,		December 31,		December 31,		December 31,
	2013		2012		2011		2010		2009

Net Asset Value - Beginning of Period	$7.34		$7.35		$7.07		$5.25		$4.03
Net investment loss	(0.07	)(1)	(0.00	)(1)(2)	(0.06	)(1)	(0.05	)(1)	(0.04	)(3)
Net realized and unrealized gain on investments	2.45		0.59		0.34		1.87		1.26
Total from investment operations	2.38		0.59		0.28		1.82		1.22
Distributions from net realized gains	(0.33)		(0.60)		—		—		—
Net Asset Value - End of Period	$9.39		$7.34		$7.35		$7.07		$5.25
Total Return	32.41%		8.16%		3.96%		34.67%		30.27%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$14,673		$11,684		$11,037		$6,505		$5,265
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	2.25%		2.32%		2.44%		3.26%		3.68%
After expense waiver and/or reimbursement	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(1.54)%		(0.84)%		(1.81)%		(2.70)%		(3.03)%
After expense waiver and/or reimbursement	(0.79)%		(0.02)%		(0.87)%		(0.94)%		(0.85)%
Portfolio turnover rate	60%		82%		70%		84%		66%

(1)	Net investment loss per share is calculated using the ending balance of accumulated net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)	Less than $(0.005).
(3)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

20

LKCM Funds
Notes to the Financial Statements

A.  Organization and Significant Accounting Policies: LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of eight diversified series of shares, three of which are the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds (collectively, the “Funds”) and are reported here. On July 11, 2005, the Funds acquired the assets and assumed the liabilities of the Aquinas Funds. The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days, unless otherwise determined by the Funds in their discretion.

The LKCM Aquinas Value Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process.  The LKCM Aquinas Value Fund seeks to achieve its investment objective by investing under normal circumstances in equity securities of companies that Luther King Capital Management Corporation (the “Adviser”) believes to be undervalued relative to a company’s earnings.  The LKCM Aquinas Growth Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process.  The LKCM Aquinas Growth Fund seeks to achieve its investment objective by investing under normal circumstances in equity securities of companies that the Adviser believes generally have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, underleveraged balance sheets and potential for above-average capital appreciation.  The LKCM Aquinas Small Cap Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process.  The LKCM Aquinas Small Cap Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in equity securities of smaller companies (those with market capitalizations at the time of investment between $400 million and $3 billion) that the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation.

The LKCM Aquinas Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (“Guidelines”). Each Fund’s investment approach incorporates the Guidelines through a combination of screening portfolio companies based on criteria set forth in the Guidelines, dialogue with companies whose policies and practices may conflict with the Guidelines, and potentially excluding from each Fund’s portfolio the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. The Adviser monitors companies selected for the Funds for policies on various issues contemplated by the Guidelines. If a Fund invests in a company whose policies and practices are inconsistent with the Guidelines, the Adviser may attempt to influence the company, sell the company’s securities or otherwise exclude future investments in such company.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

1.  Security Valuation:  Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price, taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of bid and ask price and/or by using a combination of daily quotes or matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which approximates fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

21

Level 1 -	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2 -
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 -
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2013:

LKCM Aquinas Value Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$58,511,600	$—	$—	$58,511,600
Money Market Fund	623,945	—	—	623,945
Total Investments*	$59,135,545	$—	$—	$59,135,545

LKCM Aquinas Growth Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$43,612,032	$—	$—	$43,612,032
Total Investments*	$43,612,032	$—	$—	$43,612,032

LKCM Aquinas Small Cap Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$14,396,960	$—	$—	$14,396,960
Money Market Fund	304,006	—	—	304,006
Total Investments*	$14,700,966	$—	$—	$14,700,966

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the previous annual report.

2.  Federal Income Taxes:  The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.  Distributions to Shareholders: The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis.

4.  Foreign Securities:  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.  Expense Allocation:  Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.  Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.  Guarantees and Indemnifications: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

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8.  Other:  Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes.

Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Accordingly, at December 31, 2013, reclassifications were recorded as follows:

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Accumulated net investment income	$2,676	$240,022	$106,330
Accumulated net realized gain	(2,676)	(48,014)	—
Paid in capital	—	(192,008)	(106,330)

9.  Restricted and Illiquid Securities:  The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.  Investment Advisory and Other Agreements: Luther King Capital Management Corporation serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Funds through April 30, 2014 in order to limit each Fund’s operating expenses to the annual cap rates identified below. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, including money market funds, and extraordinary expenses. For the year ended December 31, 2013, the Adviser waived the following management fees to meet its expense cap obligations:

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Annual Advisory Rate	0.90%	0.90%	1.00%
Annual Cap on Expenses	1.50%	1.50%	1.50%
Fees Waived in 2013	$13,113	$32,425	$100,888

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The LKCM Funds have adopted a Rule 12b-1 plan for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds, under which each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of the average daily net assets for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds. For the year ended December 31, 2013, fees incurred by the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds pursuant to the 12b-1 Plan were $131,708, $98,786 and $33,761, respectively.

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C.  Fund Shares: At December 31, 2013, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

Aquinas Value Fund
	Year Ended		Year Ended
	December 31, 2013		December 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	488,234	$8,240,129	577,271	$7,824,828
Shares issued to shareholders in
reinvestment of distributions	137,289	2,456,110	12,532	174,693
Shares redeemed	(648,635)	(10,681,106)	(589,420)	(7,976,206)
Redemption fee		427		173
Net increase (decrease)	(23,112)	$15,560	383	$23,488
Shares Outstanding:
Beginning of period	3,306,794		3,306,411
End of period	3,283,682		3,306,794

Aquinas Growth Fund
	Year Ended		Year Ended
	December 31, 2013		December 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	300,220	$6,243,697	253,717	$4,583,853
Shares issued to shareholders in
reinvestment of distributions	170,134	3,632,369	10,439	189,988
Shares redeemed	(326,763)	(6,871,397)	(357,597)	(6,494,565)
Redemption fee		1,114		227
Net increase (decrease)	143,591	$3,005,783	(93,441)	$(1,720,497)
Shares Outstanding:
Beginning of period	1,905,432		1,998,873
End of period	2,049,023		1,905,432

Aquinas Small Cap Fund
	Year Ended		Year Ended
	December 31, 2013		December 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	481,118	$3,995,065	921,819	$7,462,341
Shares issued to shareholders in
reinvestment of distributions	49,791	467,039	117,087	840,682
Shares redeemed	(559,805)	(4,837,281)	(948,412)	(7,613,540)
Redemption fee		493		1,603
Net increase (decrease)	(28,896)	$(374,684)	90,494	$691,086
Shares Outstanding:
Beginning of period	1,591,504		1,501,010
End of period	1,562,608		1,591,504

D.  Security Transactions:  Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2013 were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other
LKCM Aquinas Value Fund	$—	$4,499,379	$—	$7,170,114
LKCM Aquinas Growth Fund	—	16,948,860	—	17,796,726
LKCM Aquinas Small Cap Fund	—	7,854,132	—	8,714,537

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E.  Tax Information:  At December 31, 2013, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Cost of Investments	$34,785,473	$26,293,626	$10,665,808
Gross Unrealized Appreciation	$24,382,092	$17,559,999	$4,078,373
Gross Unrealized Depreciation	(32,020)	(241,593)	(43,215)
Net Unrealized Appreciation	$24,350,072	$17,318,406	$4,035,158
Undistributed Ordinary Income	$2,634	$—	$—
Undistributed Long-Term Capital Gain	—	128,180	510,282
Total Distributable Earnings	$2,634	$128,180	$510,282
Total Accumulated Gains	$24,352,706	$17,446,586	$4,545,440

The difference between book-basis and tax-basis unrealized appreciation, if any, is attributable primarily to the tax deferral of losses on wash sales.

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.  The Funds currently have no unused capital loss carryforwards.

The tax components of dividends paid during the periods shown below were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gain	Income	Capital Gain
LKCM Aquinas Value Fund	$507,623	$2,482,399	$217,662	$—
LKCM Aquinas Growth Fund	—	3,854,604	—	193,245
LKCM Aquinas Small Cap Fund	—	498,077	—	881,020

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2010 through December 31, 2013. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2013. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.  Subsequent Events:  In preparing these financial statements, the Trust has evaluated events after December 31, 2013 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of LKCM Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of LKCM Aquinas Funds (the “Funds”) comprising the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund, and LKCM Aquinas Small Cap Fund as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the LKCM Aquinas Funds as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
February 27, 2014

26

LKCM Funds
Additional Information
December 31, 2013

Availability of Proxy Voting Information:  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov. The actual voting records relating to portfolio securities during the twelve month periods ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-423-6369 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule: The Funds’ are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-423-6369. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

Election of Trustees:  On February 21, 2013, the Trust held a Special Meeting of Shareholders to elect Trustees to the Board of Trustees of the Trust.  In connection with the Special Meeting of Shareholders, the Trust’s shareholders elected J. Luther King, Jr., H. Kirk Downey, Earle A. Shields, Jr., Richard J. Howell, Steven Purvis and Larry J. Lockwood to serve as trustees to the Board of Trustees of the Trust.

The following table illustrates the results of the voting with respect to the election of Trustees:

Trustee	For	Withheld
J. Luther King Jr.	83,209,072	2,032,811
H. Kirk Downey	83,238,239	2,003,646
Earle A. Shields, Jr.	83,208,667	2,033,217
Richard J. Howell	83,248,488	1,993,396
Steven R. Purvis	80,694,422	4,547,461
Larry J. Lockwood	84,999,777	242,107

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Information about the Funds’ Trustees:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds’ Trustees and officers and is available, without charge, upon request by calling 1-800-688-LKCM.

		Term of		Number of
		Office &		Portfolios in
	Position(s)	Length		Fund Complex	Other
Name, Address	Held with	of Time	Principal Occupation	Overseen	Directorships
and Age	the Trust	Served(1)	During Past Five Years	by Trustee	Held by Trustee
Disinterested Trustees:
H. Kirk Downey	Chairman of	Since 2005	President and CEO, Texas	8	AZZ Incorporated
301 Commerce Street	the Board		Systems, LLC and CEO, Texas
Suite 1600	of Trustees		learning systems LLC since 1999
Fort Worth, TX 76102			(education companies); Dean,
Year of Birth: 1942	Trustee	Since 1994	M.J. Neeley School of Business,
Texas Christian University
Business School from 1987 to 1999.

Earle A. Shields, Jr.	Trustee	Since 1994	Consultant; formerly Consultant	8	None
301 Commerce Street			for NASDAQ Corp. and Vice
Suite 1600			President, Merrill Lynch & Co., Inc.
Fort Worth, TX 76102
Year of Birth: 1920

Richard J. Howell	Trustee	Since 2005	CPA; Adjunct Faculty at SMU	8	Red Robin Gourmet
301 Commerce Street			Cox School of Business from		Burgers, Inc.
Suite 1600	Chairman of	Since 2008	2004 to 2009; Consulting Services,
Fort Worth, TX 76102	the Audit and		since 2002; Audit Partner, Arthur
Year of Birth: 1942	Compliance		Andersen LLP from 1974 to 2002.
Committee

Larry J. Lockwood	Trustee	Since 2013	C.R. Williams Professor of Finance,	8	None
301 Commerce Street			Stan Block Endowed Chair in
Suite 1600			Finance, Department of Finance,
Fort Worth, TX 76102			Neeley School of Business, Texas
Year of Birth: 1953			Christian University since 1994.

Interested Trustees:
J. Luther King, Jr.(2)	Trustee,	Since 1994	Chairman, President and Director,	8	Tyler Technologies, Inc.
301 Commerce Street	President and		Luther King Capital Management
Suite 1600	Chief Executive		Corporation since 1979.
Fort Worth, TX 76102	Officer
Year of Birth: 1940

Steve R. Purvis(2)	Trustee	Since 2013	Principal, Luther King Capital	8	None
301 Commerce Street			Management since 2004, Vice
Suite 1600	Vice President	Since 2000	President and Portfolio Manager,
Fort Worth, TX 76102			Luther King Capital Management
Year of Birth: 1964			since 1996.

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

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Information about the Funds’ Trustees, Continued

Term of
Office &
	Position(s)	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served(1)	During Past Five Years
Officers:
J. Luther King, Jr.(2)	Trustee,	Since 1994	Chairman, President and Director, Luther King Capital Management
301 Commerce Street	President and		Corporation since 1979.
Suite 1600	Chief Executive
Fort Worth, TX 76102	Officer
Year of Birth: 1940

Steven R. Purvis(2)	Trustee	Since 2013	Principal, Luther King Capital Management since 2004,
301 Commerce Street			Vice President and Portfolio Manager, Luther King Capital
Suite 1600	Vice President	Since 2000	Management since 1996.
Fort Worth, TX 76102
Year of Birth: 1964

Paul W. Greenwell	Vice President	Since 1996	Principal, Luther King Capital Management since 1986,
301 Commerce Street			Vice President and Portfolio Manager, Luther King Capital
Suite 1600			Management since 1983.
Fort Worth, TX 76102
Year of Birth: 1950

Richard Lenart	Secretary and	Since 2006	Luther King Capital Management since 2005.
301 Commerce Street	Treasurer
Suite 1600
Fort Worth, TX 76102
Year of Birth: 1966

Jacob D. Smith	Chief	Since 2010	Chief Financial Officer since 2010, Principal, Luther King Capital
301 Commerce Street	Financial		Management since 2013, General Counsel and Chief Compliance Officer,
Suite 1600	Officer		Luther King Capital Management since 2006.
Fort Worth, TX 76102
Year of Birth: 1974	Chief	Since 2006
Compliance
Officer

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

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LKCM FUNDS
PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of personal information about our shareholders.  This privacy notice describes the policies and procedures we have implemented to protect the privacy of your personal information as well as the sources through which we may obtain personal information about you.

How We Protect Your Personal Information

Protecting your personal information is an important priority at LKCM Funds.  Accordingly, we have implemented policies and procedures designed to safeguard your personal information, such as your social security number, portfolio and investment history, account numbers, account balances, and contact information from unauthorized access.  Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to nonaffiliated third parties, except as authorized by you or your representatives, as required or permitted by law, or to certain nonaffiliated third parties, such as custodians, brokers, auditors, attorneys, or proxy administrators, that assist us in providing investment management services to you or on your behalf.

How We Obtain Your Personal Information

We collect nonpublic personal information about you from various sources, including documents and other information that you or your representatives provide to us, communications that we have with you or your representatives, and documents and other information related to your investments or portfolio experience with us.

Please do not hesitate to contact our Chief Compliance Officer if you have any questions regarding the measures we have implemented to protect the privacy of your personal information.

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

LKCM FUNDS
P.O. Box 701
Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC	H. Kirk Downey	Larry J. Lockwood
Trustee, President	Chairman of the Board	Trustee

Paul W. Greenwell	Richard J. Howell	Richard Lenart
Vice President	Trustee	Secretary & Treasurer

Steven R. Purvis, CFA	Earle A. Shields, Jr.	Jacob D. Smith
Trustee, Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer

Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102

Administrator, Transfer Agent, Dividend
Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Richard J. Howell is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2013	FYE 12/31/2012
Audit Fees	$135,800	$132,500
Audit-Related Fees	$7,800	$0
Tax Fees	$29,725	$29,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2013	FYE 12/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (including any entity controlling, controlled by, or under common control with the adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2013	FYE 12/31/2012
Registrant	$29,725	$29,000
Registrant’s Investment Adviser	$4,740	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  LKCM Funds

By (Signature and Title)      /s/J. Luther King, Jr.
J. Luther King, Jr., President

Date   March 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/J. Luther King, Jr.
J. Luther King, Jr., President

Date   March 5, 2014

By (Signature and Title)      /s/Jacob D. Smith
Jacob D. Smith, Chief Financial Officer

Date   March 5, 2014